As filed with the Securities and Exchange Commission on March 23, 2009
Registration Statement No. 333 -155975

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1 to
FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Ship Finance International Limited
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. Employer Identification No.)
Attention : Georgina Sousa Par-la-Ville Place 14 Par-la-Ville Road Hamilton, HM 08 Bermuda 1 (441) 295-9500 (Address and telephone number of Registrant's principal executive offices)	Seward & Kissel LLP Attention: Gary J. Wolfe, Esq. One Battery Park Plaza New York, New York 10004 (212) 574-1200 (Name, address and telephone number of agent for service)

Copies to:
Gary J. Wolfe, Esq. Seward & Kissel LLP One Battery Park Plaza New York, New York 10004 (212) 574-1200

Approximate date of commencement of proposed sale to the public:  From time to time after this registration statement becomes effective as determined by market conditions and other factors.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (1)(5)	Proposed Maximum Aggregate Price Per Unit (2)	Proposed aximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Shares, par value $1.00 per share (3)
Preferred Shares, par value $1.00 per share (3)
Debt Securities (3)(4)
Guarantees (5)
Warrants (6)
Purchase Contracts (7)
Units (8)
Total			$500,000,000	$27,900(9)

(1)	Such amount in U.S. dollars or the equivalent thereof in foreign currencies as shall result in an aggregate initial public offering price for all securities not to exceed $500,000,000.
(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. Pursuant to General Instruction II(C) of Form F-3, the table does not specify by each class information as to the proposed maximum aggregate offering price. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.  In no event will the aggregate offering price of all securities sold by Ship Finance International Limited pursuant to this registration statement exceed $500,000,000.

(3)
Also includes such indeterminate amount of debt securities and number of preferred shares and common shares as may be issued upon conversion of or in exchange for any other debt securities or preferred shares that provide for conversion or exchange into other securities.

(4)
If any debt securities are issued at an original issue discount, then the offering may be in such greater principal amount as shall result in a maximum aggregate offering price not to exceed $500,000,000.

(5)
The debt securities may be guaranteed pursuant to guarantees by the subsidiaries of Ship Finance International Limited.  No separate compensation will be received for the guarantees.  Pursuant to Rule 457(n), no separate fees for the guarantees are payable.

(6)	There is being registered hereunder an indeterminate number of warrants as may from time to time be sold at indeterminate prices, not to exceed an aggregate offering price of $500,000,000.
(7)	There is being registered hereunder an indeterminate number of purchase contracts as may from time to time be sold at indeterminate prices, not to exceed an aggregate offering price of $500,000,000.
(8)
There is being registered hereunder an indeterminate number of units as may from time to time be sold at indeterminate prices, not to exceed an aggregate offering price of $500,000,000.  Units may consist of any combination of the securities registered hereunder.

(9)	Calculated pursuant to Rule 457(o) of the rules and regulations under the Securities Act.

Explanatory Note

This Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 (File No. 333-155975) is being filed to include information that is required to be included in the registration statement by such form for registrants who are no longer well-known seasoned issuers, as defined in Rule 405 under the Securities Act of 1933, as amended, as of the most recent determination date.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	Country of Incorporation	IRS Employer I.D. No.	Primary Standard Industrial Classification Code No.
Rig Finance Ltd.	Bermuda	N/A	1381
Rig Finance II Limited	Bermuda	N/A	1381
Benmore Shipping Company Limited	Cyprus	N/A	4412
Newbond Shipping Company Limited	Cyprus	N/A	4412
Hudson Bay Marine Company Limited	Cyprus	N/A	4412
Jaymont Shipping Company Limited	Cyprus	N/A	4412
Front Opalia Inc	Liberia	N/A	4412
Ariake Transport Corporation	Liberia	N/A	4412
Bonfield Shipping Ltd.	Liberia	N/A	4412
Edinburgh Navigation S.A.	Liberia	N/A	4412
Front Ardenne Inc.	Liberia	N/A	4412
Front Brabant Inc.	Liberia	N/A	4412
Front Falcon Corp.	Liberia	N/A	4412
Front Glory Shipping Inc.	Liberia	N/A	4412
Front Pride Shipping Inc.	Liberia	N/A	4412
Front Saga Inc.	Liberia	N/A	4412
Front Scilla Inc.	Liberia	N/A	4412
Front Serenade Inc.	Liberia	N/A	4412
Front Shadow Inc.	Liberia	N/A	4412
Front Splendour Shipping Inc.	Liberia	N/A	4412
Front Stratus Inc.	Liberia	N/A	4412
Golden Estuary Corporation	Liberia	N/A	4412
Golden Fjord Corporation	Liberia	N/A	4412
Golden Narrow Corporation	Liberia	N/A	4412
Golden Seaway Corporation	Liberia	N/A	4412
Golden Sound Corporation	Liberia	N/A	4412
Golden Tide Corporation	Liberia	N/A	4412
Hitachi Hull 4983 Ltd.	Liberia	N/A	4412
Katong Investments Limited	Liberia	N/A	4412
Millcroft Maritime S.A.	Liberia	N/A	4412
Sea Ace Corporation	Liberia	N/A	4412
Ultimate Shipping Limited	Liberia	N/A	4412
Aspinall Pte Ltd.	Singapore	N/A	4412
Blizana Pte Ltd	Singapore	N/A	4412
Bolzano Pte Ltd	Singapore	N/A	4412
Cirebon Shipping Pte Ltd.	Singapore	N/A	4412
Fox Maritime Pte Ltd.	Singapore	N/A	4412
Front Dua Private Limited	Singapore	N/A	4412
Front Empat Private Limited	Singapore	N/A	4412
Front Enam Private Limited	Singapore	N/A	4412
Front Lapan Private Limited	Singapore	N/A	4412
Front Lima Private Limited	Singapore	N/A	4412
Front Tiga Private Limited	Singapore	N/A	4412
Front Sembilan Private Limited	Singapore	N/A	4412
Rettie Pte Ltd	Singapore	N/A	4412
Transcorp Pte Ltd	Singapore	N/A	4412
Ship Finance Management AS	Norway	N/A	4412
SFL Holdings LLC	United States	N/A	4412

Madeira International Corp.	Liberia	N/A	4412
HL Hunter LLC	United States	N/A	4412
HL Hawk LLC	United States	N/A	4412
HL Eagle LLC	United States	N/A	4412
HL Falcon LLC	United States	N/A	4412
HL Tiger LLC	United States	N/A	4412
SFL Europa Inc.	Marshall Islands	N/A	4412
SFL Chemical Tanker Ltd.	Marshall Islands	N/A	4412
SFL Chemical Tanker II Ltd.	Marshall Islands	N/A	4412
SFL Sea Cheetah Limited	Cyprus	N/A	4412
SFL Sea Halibut Limited	Cyprus	N/A	4412
SFL Sea Pike Limited	Cyprus	N/A	4412
SFL Sea Jaguar Limited	Cyprus	N/A	4412
SFL Sea Bear Limited	Cyprus	N/A	4412
SFL Sea Leopard Limited	Cyprus	N/A	4412
SFL West Polaris Limited	Bermuda	N/A	1381
SFL Deepwater Ltd.	Bermuda	N/A	1381
SFL Geo I Limited	Bermuda	N/A	4412
SFL Geo II Limited	Bermuda	N/A	4412
SFL Geo III Limited	Bermuda	N/A	4412
Front Transporter Inc.	Liberia	N/A	4412
SFL Sea Trout Limited	Cyprus	N/A	4412
SFL Avon Inc.	Liberia	N/A	4412
SFL Clyde Inc.	Liberia	N/A	4412
SFL Dee Inc.	Liberia	N/A	4412
SFL Humber Inc.	Liberia	N/A	4412
SFL Tamar Inc.	Liberia	N/A	4412
Front Heimdall Inc.	Liberia	N/A	4412
Front Baldur Inc.	Liberia	N/A	4412
SFL Golden Island Ltd.	Bermuda	N/A	4412
SFL Golden Straits Ltd.	Bermuda	N/A	4412
SFL Ace 1 Company Limited	Malta	N/A	4412
SFL Ace 2 Company Limited	Malta	N/A	4412

PROSPECTUS

$500,000,000

Through this prospectus, we may periodically offer:

(1) our common shares,

(2) our preferred shares,

(3) our debt securities, which may be guaranteed by one or more of our subsidiaries,

(4) our warrants,

(5) our purchase contracts, and

(6) our units.

The aggregate offering price of all securities issued under this prospectus may not exceed $500,000,000.

The prices and other terms of the securities that we will offer will be determined at the time of their offering and will be described in a supplement to this prospectus.

Our common shares are currently listed on The New York Stock Exchange under the symbol "SFL."

The securities issued under this prospectus may be offered directly or through underwriters, agents or dealers.  The names of any underwriters, agents or dealers will be included in a supplement to this prospectus.

An investment in these securities involves risks.  See the section entitled "Risk Factors" beginning on page 4 of this prospectus and other risk factors contained in the applicable prospectus supplement and in the documents incorporated by reference herein and therein.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The date of this prospectus is March 23, 2009

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	2

RISK FACTORS	4

ENVIRONMENTAL REGULATION AND OTHER REGULATIONS	20

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	31

RATIO OF EARNINGS TO FIXED CHARGES	32

USE OF PROCEEDS	33

CAPITALIZATION	33

ENFORCEMENT OF CIVIL LIABILITIES	33

DESCRIPTION OF CAPITAL STOCK	34

DESCRIPTION OF OTHER SECURITIES	37

EXPENSES	46

LEGAL MATTERS	46

PLAN OF DISTRIBUTION	46

EXPERTS	47

WHERE YOU CAN FIND ADDITIONAL INFORMATION	47

Unless otherwise indicated, all dollar references in this prospectus are to U.S. dollars and financial information presented in this prospectus that is derived from financial statements incorporated by reference is prepared in accordance with accounting principles generally accepted in the U.S.

This prospectus is part of a registration statement we filed with the U.S. Securities and Exchange Commission, or the Commission, using a shelf registration process.  Under the shelf registration process, we may sell the common shares, preferred shares, debt securities (and related guarantees), warrants, purchase contracts and units described in this prospectus in one or more offerings up to a dollar amount of $500,000,000.  This prospectus provides you with a general description of the securities we may offer.  Each time we offer securities, we will provide you with a prospectus supplement that will describe the specific amounts, prices and terms of the offered securities.  The prospectus supplement may also add, update or change the information contained in this prospectus.  You should read carefully both this prospectus and any prospectus supplement, together with the additional information described below.

This prospectus does not contain all the information provided in the registration statement that we filed with the Commission.  For further information about us or the securities offered hereby, you should refer to that registration statement, which you can obtain from the Commission as described below under "Where You Can Find Additional Information."

PROSPECTUS SUMMARY

Unless we otherwise specify, when used in this prospectus, the terms "Ship Finance International Limited," "Ship Finance," "Company," "we," "us," and "our" refer to Ship Finance International Limited and its subsidiaries. Our functional currency is in the U.S. dollar as all of our revenues are received in U.S. dollars and a majority of our expenditures are made in U.S. dollars. All references in this prospectus to "$" or "dollars" are to U.S. dollars.

Our Company

We are a leading international ship-owning company with one of the largest and most diverse asset bases across the maritime and offshore industries.  As of March 23, 2009, our tanker and drybulk operating assets consisted of 44 vessels, including 33 crude-oil tankers, eight oil/bulk/ore carriers, or OBOs, one drybulk carrier and two chemical tankers.  In the container sector we own eight container vessels, and in the offshore energy sector we own six offshore supply vessels, two jack-up drilling rigs, one ultra-deepwater drillship, and two ultra-deepwater semi-submersible drilling rigs.  We also have an order-book of two Suezmax tankers, which we have agreed to sell upon delivery from the shipyard, and five container vessels.

We are a holding company incorporated under the laws of Bermuda.  We operate through our vessel owning and other subsidiaries incorporated in Bermuda, Liberia, Norway, Cyprus, Singapore, Malta, the Marshall Islands and the U.S. Our principal offices are maintained at Par-la-Ville Place, 14 Par-la-Ville Road, Hamilton, HM 08, Bermuda. Our telephone number at that address is +1 (441) 295-9500.

Since December 31, 2007, the following significant events occurred that affected our fleet and our business:

•	In January 2008, we took delivery of two offshore supply vessels, the Sea Leopard and the Sea Bear.

•	In March 2008, we acquired two newbuilding chemical tankers, the Maria Victoria V and the SC Guangzhou, which were delivered into our fleet in April 2008 and October 2008, respectively.

•	In May 2008, we acquired a newbuilding ultra-deepwater drillship, the West Polaris, which was delivered into our fleet in July 2008.

•
In July 2008, we agreed to sell two newbuilding Suezmax tankers currently under construction in China.  The tankers will be delivered to the new owner immediately after the tankers' delivery from the shipyard.

•	In September 2008, we acquired two ultra-deepwater semi-submersible drilling rigs, the West Hercules and the West Taurus, which were delivered into our fleet in November 2008.

•	In February 2009, we terminated an agreement, entered into in February 2007, to purchase two newbuilding Capesize drybulk carriers from Golden Ocean Group Limited.

The Securities We May Offer

We may use this prospectus to offer up to $500,000,000 of our:

•	common shares,

•	preferred shares,

•	debt securities, which may be guaranteed by one or more of our subsidiaries,

•	warrants,

•	purchase contracts, or

•	units.

We may also offer securities of the types listed above that are convertible or exchangeable into one or more of the securities listed above.

Our debt securities may be guaranteed by our subsidiaries.

A prospectus supplement will describe the specific types, amounts, prices, and detailed terms of any of these offered securities and may describe certain risks in addition to those set forth below associated with an investment in the securities. Terms used in the prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.

RISK FACTORS

An investment in our securities involves a high degree of risk.  You should carefully consider the following risks described below and included in the documents we have incorporated by reference in this prospectus that summarize the risks that may materially affect our business before making an investment in our securities.  Please see the section in this prospectus entitled "Where You Can Find Additional Information – Information Incorporated by Reference." In addition, you should also consider carefully the risks set forth under the heading "Risk Factors" in any prospectus supplement before investing in any securities offered by this prospectus. The occurrence of one or more of those risk factors could adversely impact our results of operations or financial condition.

Risks Relating to Our Industry

Disruptions in world financial markets and the resulting governmental action in the U.S and in other parts of the world could have a material adverse impact on our results of operations, financial condition and cash flows, and could cause the market price of our common shares to decline.

Over the last year, global financial markets have experienced extraordinary disruption and volatility following adverse changes in the global credit markets. The credit markets in the U.S. have experienced significant contraction, deleveraging and reduced liquidity, and governments have taken highly significant measures in response to such events, including the enactment of the Emergency Economic Stabilization Act of 2008 in the U.S., and may implement other significant responses in the future. Securities and futures markets and the credit markets are subject to comprehensive statutes, regulations and other requirements. The U.S. Securities and Exchange Commission, other regulators, self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies, and may effect changes in law or interpretations of existing laws.

A number of financial institutions have experienced serious financial difficulties and, in some cases, have entered into bankruptcy proceedings or are in regulatory enforcement actions. These difficulties may adversely affect the financial institutions that provide our capital commitments and may impair their ability to continue to perform under their financing obligations to us, which could have an impact on our ability to fund current and future obligations.

Major market disruptions and the current adverse changes in market conditions and regulatory climate in the U.S. and worldwide may adversely affect our business or impair our ability to borrow amounts under our credit facilities or any future financial arrangements. We cannot predict how long the current market conditions will last. However, these recent and developing economic and governmental factors may have a material adverse effect on our results of operations, financial condition or cash flows. The price of our common shares has declined significantly and if economic conditions continue or worsen it could further impair our business, results of operations and ability to pay dividends.

The seaborne transportation industry is cyclical and volatile, and this may lead to reductions in our charter rates, vessel values and results of operations.

The international seaborne transportation industry is both cyclical and volatile in terms of charter rates and profitability. The degree of charter rate volatility for vessels has varied widely. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for energy resources, commodities, semi-finished and finished consumer and industrial products internationally carried at sea. If we enter into a charter when charterhire rates are low, our revenues and earnings will be adversely affected.  In addition, a decline in charterhire rates likely will cause the value of our vessels to decline.  We cannot assure you that we will be able to successfully charter our vessels in the future or renew our existing charters at rates sufficient to allow us to operate our business profitably, meet our obligations or pay dividends to our shareholders. The factors affecting the supply and demand for vessels are outside of our control, and the nature, timing and degree of changes in industry conditions are unpredictable.

Factors that influence demand for vessel capacity include:

•	supply and demand for energy resources, commodities, semi-finished and finished consumer and industrial products;

•	changes in the production of energy resources, commodities, semi-finished and finished consumer and industrial products;

•	the location of regional and global production and manufacturing facilities;

•	the location of consuming regions for energy resources, commodities, semi-finished and finished consumer and industrial products;

•	the globalization of production and manufacturing;

•	global and regional economic and political conditions;

•	developments in international trade;

•	changes in seaborne and other transportation patterns, including the distance cargo is transported by sea;

•	environmental and other regulatory developments;

•	currency exchange rates; and

•	weather.

Factors that influence supply of vessel capacity include:

•	the number of newbuilding deliveries;

•	the scrapping rate of older vessels;

•	the price of steel and vessel equipment;

•	changes in environmental and other regulations that may limit the useful lives of vessels;

•	the number of vessels that are out of service; and

•	port or canal congestion.

Demand for our vessels and charter rates are dependent upon seasonal and regional changes in demand and changes to the capacity of the world fleet. We believe the capacity of the world fleet is likely to increase and there can be no assurance that economic growth will be at a rate sufficient to utilize this new capacity. Continued adverse economic, political or social conditions or other developments could further negatively impact charter rates and therefore have a material adverse effect on our business, results of operations and ability to pay dividends.

A further economic slowdown in the Asia Pacific region could exacerbate the effect of recent slowdowns in the economies of the U.S. and the European Union and may have a material adverse effect on our business, financial condition and results of operations.

Demand for our vessels and charter rates are dependent upon economic conditions in China, India and the rest of the world. Until recently, China has been one of the world's fastest growing economies in terms of gross domestic product, which had a significant impact on shipping demand. If the economic slowdown in China, as well as the Asia Pacific region, continues, it may exacerbate the effect of recent slowdowns in the economies of the U.S. and the European Union and may have a further material adverse effect on our business, financial condition and results of operations, as well as our future prospects. Through the end of the fourth quarter of 2008, China's gross domestic product was approximately 4.4% lower than it was during the same period in 2007, and it is likely that China and other countries in the Asia Pacific region will continue to experience slowed or even negative economic growth in the near future. Moreover, the current economic slowdown in the economies of the U.S., the European Union and other Asian countries may further adversely affect economic growth in China and elsewhere. Our business, financial condition and results of operations, as well as our future prospects, will likely be materially and adversely affected by a further economic downturn in any of these countries.

Changes in the economic and political environment in China and policies adopted by the government to regulate its economy may have a material adverse effect on our business, financial condition and results of operations.

The Chinese economy differs from the economies of most countries belonging to the Organization for Economic Cooperation and Development, or OECD, in such respects as structure, government involvement, level of development, growth rate, capital reinvestment, allocation of resources, rate of inflation and balance of payments position. Prior to 1978, the Chinese economy was a planned economy. Since 1978, increasing emphasis has been placed on the utilization of market forces in the development of the Chinese economy. Annual and five year state plans are adopted by the Chinese government in connection with the development of the economy. Although state-owned enterprises still account for a substantial portion of the Chinese industrial output, in general, the Chinese government is reducing the level of direct control that it exercises over the economy through state plans and other measures. There is an increasing level of freedom and autonomy in areas such as allocation of resources, production, pricing and management and a gradual shift in emphasis to a "market economy" and enterprise reform. Limited price reforms were undertaken with the result that prices for certain commodities are principally determined by market forces. Many of the reforms are unprecedented or experimental and may be subject to revision, change or abolition based upon the outcome of such experiments. The level of imports to and exports from China could be adversely affected by changes to these economic reforms by the Chinese government, as well as by changes in political, economic and social conditions or other relevant policies of the Chinese government, such as changes in laws, regulations or export and import restrictions, all of which could adversely affect our business, operating results and financial condition.

An acceleration of the current prohibition to trade deadlines for our non-double hull tankers could adversely affect our operations.

The U.S., the European Union and the International Maritime Organization, or the IMO, have all imposed limits or prohibitions on the use of these types of tankers in specified markets after certain target dates, depending on certain factors such as the size of the vessel and the type of cargo.  In the case of our non-double hull tankers, these phase out dates range from 2010 to 2018.  As of April 15, 2005, the Marine Environmental Protection Committee of the IMO has amended the International Convention for the Prevention of Pollution from Ships to accelerate the phase out of certain categories of non-double hull tankers, including the types of vessels in our fleet, from 2015 to 2010 unless the relevant flag states extend the date. Our fleet includes nine non-double hull tankers, including two which we have sold on hire-purchase terms scheduled to expire in November 2010 and October 2011.

This change could result in some or all of our non-double hull tankers being unable to trade in many markets after the relevant phase-out date in 2010. In addition, non-double hull tankers are likely to be chartered less frequently and at lower rates. Additional regulations may be adopted in the future that could further adversely affect the useful lives of our non-double hull tankers, as well as our ability to generate income from them.

Safety, environmental and other governmental and other requirements expose us to liability, and compliance with current and future regulations could require significant additional expenditures, which could have a material adverse effect on our business and financial results.

Our operations are affected by extensive and changing international, national, state and local laws, regulations, treaties, conventions and standards in force in international waters, the jurisdictions in which our tankers and other vessels operate and the country or countries in which such vessels are registered, including those governing the management and disposal of hazardous substances and wastes, the cleanup of oil spills and other contamination, air emissions, and water discharges and ballast water management. These regulations include the U.S. Oil Pollution Act of 1990, or OPA, the U.S. Clean Water Act, the U.S. Clean Air Act, the International Convention on Civil Liability for Oil Pollution Damage of 1969, International Convention for the Prevention of Pollution from Ships,  International Convention for the Prevention of Marine Pollution of 1973, the International Convention for the Safety of Life at Sea of 1974, or SOLAS, the International Convention on Load Lines of 1966 and the U.S. Marine Transportation Security Act of 2002.

In addition, vessel classification societies also impose significant safety and other requirements on our vessels.  In complying with current and future environmental requirements, vessel owners and operators may also incur significant additional costs in meeting new maintenance and inspection requirements, in developing contingency arrangements for potential spills and in obtaining insurance coverage.  Government regulation of vessels, particularly in the areas of safety and environmental requirements, can be expected to become stricter in the future and require us to incur significant capital expenditures on our vessels to keep them in compliance, or even to scrap or sell certain vessels altogether.

Many of these requirements are designed to reduce the risk of oil spills and other pollution, and our compliance with these requirements can be costly.  These requirements also can affect the resale value or useful lives of our vessels, require a reduction in cargo-capacity, ship modifications or operational changes or restrictions, lead to decreased availability of insurance coverage for environmental matters or result in the denial of access to certain jurisdictional waters or ports, or detention in certain ports.

Under local, national and foreign laws, as well as international treaties and conventions, we could incur material liabilities, including cleanup obligations, natural resource damages and third-party claims for personal injury or property damages, in the event that there is a release of petroleum or other hazardous substances from our vessels or otherwise in connection with our current or historic operations.  We could also incur substantial penalties, fines and other civil or criminal sanctions, including in certain instances seizure or detention of our vessels, as a result of violations of or liabilities under environmental laws, regulations and other requirements.  For example, OPA affects all vessel owners shipping oil to, from or within the U.S.  OPA allows for potentially unlimited liability without regard to fault for owners, operators and bareboat charterers of vessels for oil pollution in U.S. waters.  Similarly, the International Convention on Civil Liability for Oil Pollution Damage, 1969, as amended, which has been adopted by most countries outside of the U.S., imposes liability for oil pollution in international waters.  OPA expressly permits individual states to impose their own liability regimes with regard to hazardous materials and oil pollution incidents occurring within their boundaries.  Coastal states in the U.S. have enacted pollution prevention liability and response laws, many providing for unlimited liability.

Acts of piracy on ocean-going vessels have recently increased in frequency, which could adversely affect our business.

Acts of piracy have historically affected ocean-going vessels trading in regions of the world such as the South China Sea and in the Gulf of Aden off the coast of Somalia.  Throughout 2008 and early 2009, the frequency of piracy incidents has increased significantly, particularly in the Gulf of Aden off the coast of Somalia.  If these piracy attacks result in regions in which our vessels are deployed being characterized by insurers as "war risk" zones, as the Gulf of Aden temporarily was in May 2008, or Joint War Committee "war and strikes" listed areas, premiums payable for such coverage could increase significantly and such insurance coverage may be more difficult to obtain.  In addition, crew costs, including those due to employing onboard security guards, could increase in such circumstances.  We may not be adequately insured to cover losses from these incidents, which could have a material adverse effect on us.  In addition, detention hijacking as a result of an act of piracy against our vessels, or an increase in cost, or unavailability of insurance for our vessels, could have a material adverse impact on our business, financial condition and results of operations.

An over-supply of container vessel capacity may lead to further reductions in charter hire rates and profitability.

The market supply of container vessels has been increasing, and the number of container vessels on order is at an historic high. This has led to an over-supply of container vessel capacity, resulting in a reduction of charter hire rates and a decrease in the value of our container vessels. The reduction in rates may, under certain circumstances, affect the ability of our customers who charter our container vessels to make charterhire payments to us.  This and other factors affecting the supply and demand for container vessels and the supply and demand for products shipped in containers are outside our control and the nature, timing and degree of changes in the industry may affect the ability of our charterers to make charterhire payments to us.

Increased inspection procedures, tighter import and export controls and new security regulations could increase costs and cause disruption of our container shipping business.

International container shipping is subject to security and customs inspection and related procedures in countries of origin, destination and trans-shipment points. These security procedures can result in cargo seizure, delays in the loading, offloading, trans-shipment, or delivery of containers and the levying of customs duties, fines or other penalties against exporters or importers and, in some cases, carriers.

Since the events of September 11, 2001, U.S. authorities have significantly increased the levels of inspection for all imported containers. Government investment in non-intrusive container scanning technology has grown, and there is interest in electronic monitoring technology, including so-called "e-seals" and "smart" containers that would enable remote, centralized monitoring of containers during shipment to identify tampering with or opening of the containers, along with potentially measuring other characteristics such as temperature, air pressure, motion, chemicals, biological agents and radiation.

It is unclear what changes, if any, to the existing security procedures will ultimately be proposed or implemented, or how any such changes will affect the container shipping industry. These changes have the potential to impose additional financial and legal obligations on carriers and, in certain cases, to render the shipment of certain types of goods by container uneconomical or impractical. These additional costs could reduce the volume of goods shipped in containers, resulting in a decreased demand for container vessels. In addition, it is unclear what financial costs any new security procedures might create for container vessel owners and operators. Any additional costs or a decrease in container volumes could have an adverse impact on our customers that charter container vessels from us and, under certain circumstances, may affect their ability to make charterhire payments to us under the terms of our charters.

The offshore drilling sector depends on the level of activity in the offshore oil and gas industry, which is significantly affected by, among other things, volatile oil and gas prices and may be materially and adversely affected by a decline in the offshore oil and gas industry.

We have made substantial investments to expand our business in the offshore drilling sector, including the acquisition of three additional drilling units for a total acquisition cost of approximately $2.5 billion. The offshore contract drilling industry is cyclical and volatile. Our business in the offshore drilling sector depends on the level of activity in oil and gas exploration and development and production in offshore areas world-wide. The availability of quality drilling prospects, exploration success, relative production costs and political and regulatory environments affect our customers' drilling campaigns. Oil and gas prices and market expectations of potential changes in these prices also significantly affect this level of activity and demand for drilling units.

The recent decline in the price of oil and gas may negatively affect our business in the offshore drilling sector and may adversely affect us. Sustained periods of low oil prices typically result in reduced exploration and drilling because oil and gas companies' capital expenditure budgets are subject to their cash flow and are therefore sensitive to changes in energy prices. These changes in commodity prices can have a dramatic effect on the demand for drilling units, and periods of low demand can cause an excess supply of drilling units.

Any decrease in exploration, development or production expenditures by oil and gas companies could materially and adversely affect the business of the charterers of our drilling units and their ability to perform under their existing charters with us. Any such decrease could also adversely affect our offshore supply business. Also, increased competition for our customers' drilling budgets could come from, among other areas, land-based energy markets in Africa, Russia, other former Soviet Union states, the Middle East and Alaska. Worldwide military, political and economic events have contributed to oil and gas price volatility and are likely to do so in the future. Oil and gas prices are extremely volatile and are affected by numerous factors, including the following:

•	worldwide demand for oil and gas;

•	the ability of the Organization of the Petroleum Exporting Countries, or OPEC, to set and maintain production levels and pricing;

•	the level of production in non-OPEC countries;

•	the policies of various governments regarding exploration and development of their oil and gas reserves;

•	the development and implementation of policies to increase the use of renewable energy;

•	advances in exploration and development technology; and

•
the worldwide military and political environment, including uncertainty or instability resulting from an escalation or additional outbreak of armed hostilities or other crises in oil producing areas or further acts of terrorism in the U.S., or elsewhere.

The drill rig business involves numerous operating hazards.

Our drilling operations are subject to the usual hazards inherent in the drilling of oil and gas wells, such as blowouts, reservoir damage, loss of production, loss of well control, punch-throughs, craterings, fires and natural disasters such as hurricanes and tropical storms could damage or destroy our drilling rigs. The occurrence of one or more of these events could result in the suspension of drilling operations, damage to or destruction of the equipment involved and injury or death to rig personnel.  Operations also may be suspended because of machinery breakdowns, abnormal drilling conditions, and failure of subcontractors to perform or supply goods or services or personnel shortages. In addition, offshore drilling operations are subject to perils peculiar to marine operations, including capsizing, grounding, collision and loss or damage from severe weather. Damage to the environment could also result from our operations, particularly through oil spillage or extensive uncontrolled fires. We may also be subject to property, environmental and other damage claims by oil and gas companies. Similar to our vessel operating business our insurance policies and contractual rights to indemnity may not adequately cover losses, and we do not have insurance coverage or rights to indemnity for all risks.

Our business has inherent operational risks, which may not be adequately covered by insurance.

Our vessels and their cargoes are at risk of being damaged or lost because of events such as marine disasters, bad weather, mechanical failures, human error, environmental accidents, war, terrorism, piracy and other circumstances or events. In addition, transporting cargoes across a wide variety of international jurisdictions creates a risk of business interruptions due to political circumstances in foreign countries, hostilities, labor strikes and boycotts, the potential for changes in tax rates or policies, and the potential for government expropriation of our vessels.  Any of these events may result in loss of revenues, increased costs and decreased cash flows to our customers, which could impair their ability to make payments to us under our charters.

In the event of a casualty to a vessel or other catastrophic event, we will rely on our insurance to pay the insured value of the vessel or the damages incurred.  Through the agreements with our vessel managers, we procure insurance for most of the vessels in our fleet employed under time charters against those risks that we believe the shipping industry commonly insures against. These insurances include marine hull and machinery insurance, protection and indemnity insurance, which include pollution risks and crew insurances, and war risk insurance.  Currently, the amount of coverage for liability for pollution, spillage and leakage available to us on commercially reasonable terms through protection and indemnity associations and providers of excess coverage is $1 billion per tanker per occurrence.

We cannot assure you that we will be adequately insured against all risks.  Our vessel managers may not be able to obtain adequate insurance coverage at reasonable rates for our vessels in the future.  For example, in the past more stringent environmental regulations have led to increased costs for, and in the future may result in the lack of availability of, insurance against risks of environmental damage or pollution.  Additionally, our insurers may refuse to pay particular claims.  For example, the circumstances of a spill, including non-compliance with environmental laws, could result in denial of coverage, protracted litigation and delayed or diminished insurance recoveries or settlements.  Any significant loss or liability for which we are not insured could have a material adverse effect on our financial condition.  Under the terms of our bareboat charters, the charterer is responsible for procuring all insurances for the vessel.

Maritime claimants could arrest our vessels, which could interrupt our customers or our cash flows.

Crew members, suppliers of goods and services to a vessel, shippers of cargo and other parties may be entitled to a maritime lien against that vessel for unsatisfied debts, claims or damages.  In many jurisdictions, a maritime lien holder may enforce its lien by arresting a vessel through foreclosure proceedings.  The arrest or attachment of one or more of our vessels could interrupt the cash flow of the charterer and/or the Company and require us to pay a significant amount of money to have the arrest lifted.  In addition, in some jurisdictions, such as South Africa, under the "sister ship" theory of liability, a claimant may arrest both the vessel which is subject to the claimant's maritime lien and any "associated" vessel, which is any vessel owned or controlled by the same owner. Claimants could try to assert "sister ship" liability against vessels in our fleet managed by our vessel managers for claims relating to another vessel managed by that manager.

Governments could requisition our vessels during a period of war or emergency without adequate compensation, resulting in a loss of earnings.

A government could requisition for title or seize our vessels.  Requisition for title occurs when a government takes control of a vessel and becomes her owner.  Also, a government could requisition our vessels for hire.  Requisition for hire occurs when a government takes control of a vessel and effectively becomes her charterer at dictated charter rates. This amount could be materially less than the charterhire that would have been payable otherwise.  In addition, we would bear all risk of loss or damage to a vessel under requisition for hire.

As our fleet ages, the risks associated with older vessels could adversely affect our operations.

In general, the costs to maintain a vessel in good operating condition increase as the vessel ages.  Due to improvements in engine technology, older vessels are typically less fuel-efficient than more recently constructed vessels.  Cargo insurance rates increase with the age of a vessel, making older vessels less desirable to charterers.

Governmental regulations, safety, environmental or other equipment standards related to the age of tankers and other types of vessels may require expenditures for alterations or the addition of new equipment to our vessels to comply with safety or environmental laws or regulations that may be enacted in the future.  These laws or regulations may also restrict the type of activities in which our vessels may engage or prohibit their operation in certain geographic regions.  We cannot predict what alterations or modifications our vessels may be required to undergo as a result of requirements that may be promulgated in the future or that as our vessels age, market conditions will justify any required expenditures or enable us to operate our vessels profitably during the remainder of their useful lives.

There are risks associated with the purchase and operation of second-hand vessels.

Our current business strategy includes additional growth through the acquisition of both newbuildings and second-hand vessels.  Although we generally inspect second-hand vessels prior to purchase, this does not normally provide us with the same knowledge about the vessels' condition that we would have had if such vessels had been built for and operated exclusively by us.  Therefore, our future operating results could be negatively affected if some of the vessels do not perform as we expect.  Also, we do not receive the benefit of warranties from the builders if the vessels we buy are older than one year.

Risks relating to our Company

Changes in our dividend policy could adversely affect holders of our common shares.

Any dividend that we declare is at the discretion of our Board of Directors. Although we have increased our dividend in prior quarters, our most recent dividend payment of $0.30 per share, was a fifty percent reduction from the prior quarter. While this does not constitute a change to our basic dividend policy, we cannot assure you that our dividend will not be reduced further or eliminated in the future. Our profitability and corresponding ability to pay dividends is substantially affected by amounts we receive through profit sharing payments from our charterers. Our entitlement to profit sharing payments, if any, is based on the financial performance of our vessels which is outside of our control. If our profit sharing payments decrease substantially, we may not be able to continue to pay dividends at present levels, or at all. We are also subject to contractual limitations on our ability to pay dividends pursuant to certain debt agreements, and we may agree to additional limitations in the future. Additional factors that could affect our ability to pay dividends include statutory and contractual limitations on the ability of our subsidiaries to pay dividends to us, including under current or future debt arrangements.

Future sales of our common shares could cause the market price of our common shares to decline.

The market price of our common shares could decline due to sales of a large number of our shares in the market or the perception that such sales could occur. This could depress the market price of our common shares and make it more difficult for us to sell equity securities in the future at a time and price that we deem appropriate, or at all.

We depend on our charterers and principally the Frontline Charterers and the Seadrill Charterers for our operating cash flows and for our ability to pay dividends to our shareholders.

Most of the tanker vessels and oil/bulk/ore carriers, or OBOs, in our fleet are chartered to Frontline Shipping Limited, Frontline Shipping II Limited and Frontline Shipping III Limited, which we refer to collectively as the Frontline Charterers, subsidiaries of Frontline Ltd., or Frontline.  In addition, we have chartered our five drilling units to four subsidiaries of Seadrill Limited, or Seadrill, namely Seadrill Invest I Limited, Seadrill Invest II Limited, Seadrill Deepwater Charterer Ltd. and Seadrill Polaris Ltd., which we refer to collectively as the Seadrill Charterers.  Our other vessels that have charters attached to them are chartered to other customers under medium to long-term time and bareboat charters, except one which is on a short-term time charter until April 2009.

The charter hire payments that we receive from our customers constitute substantially all of our operating cash flows.  The Frontline Charterers have no business or sources of funds other than those related to the chartering of our tanker fleet to third parties.

Frontline Shipping Limited, or Frontline Shipping, Frontline Shipping II Limited, or Frontline Shipping II, and Frontline Shipping III Limited, or Frontline Shipping III, have, at March 16, 2009, charter service reserves of $155 million, $35 million and $26 million, respectively, which serves to support the Frontline Charterers' obligations to make charterhire payments to us.  Neither Frontline nor any of its affiliates guarantees the payment of charterhire or is obligated to contribute additional capital to the Frontline Charterers at any time.  Although there are restrictions on the Frontline Charterers' rights to use their cash to pay dividends or make other distributions, at any given time their available cash may be diminished or exhausted, and the Frontline Charterers may be unable to make charterhire payments to us.  The performance under the charters with the Seadrill Charterers is guaranteed by Seadrill.  If the Frontline Charterers, the Seadrill Charterers or any of our other charterers are unable to make charterhire payments to us, our results of operations and financial condition will be materially adversely affected and we may not have cash available to pay debt service or for distributions to our shareholders.

The amount of the profit sharing payment we receive under our charters with the Frontline Charterers, if any, and our ability to pay our ordinary quarterly dividend, may depend on prevailing spot market rates, which are volatile.

Most of our tanker vessels and our OBOs operate under time charters to the Frontline Charterers.  These charter contracts provide for base charterhire and additional profit sharing payments when the Frontline Charterers' earnings from deploying our vessels exceed certain levels.  The majority of our vessels chartered to the Frontline Charterers are sub-chartered by the Frontline Charterers in the spot market, which is subject to greater volatility than the long-term time charter market.  Accordingly, the amount of profit sharing payments that we receive, if any, is primarily dependant on the strength of the spot market and we expect a softer spot tanker market in 2009 compared to 2008. Therefore, we cannot assure you that we will receive any profit sharing payments for any periods in the future.  Furthermore, our quarterly dividend may depend on the Company receiving profit sharing payments or require that we continue to expand our fleet, so that in either case we receive cash flows in addition to the cash flows we receive from our base charterhire from the Frontline Charterers and charter payments from other customers.  As a result, we cannot assure you that we will continue to pay quarterly dividends.

The market values of our vessels and drilling units may decrease, which could limit the amount of funds that we can borrow or trigger certain financial covenants under our current or future credit facilities and we may incur a loss if we sell vessels or drilling units following a decline in their market value. This could affect future dividend payments.

During the period a vessel is subject to a charter, we will not be permitted to sell it to take advantage of increases in vessel values without the charterers' agreement. Additionally, if the charterers were to default under the charters due to adverse market conditions, causing a termination of the charters, it is likely that the fair market value of our vessels would also be depressed.

The fair market values of our vessels and drilling units have generally experienced high volatility.  According to shipbrokers, the market prices for secondhand drybulk carriers, for example, have recently decreased sharply from their historically high levels.

The fair market value of our vessels and drilling units may increase and decrease depending on a number of factors including, but not limited to, the prevailing level of charter rates and dayrates, general economic and market conditions affecting the shipping and offshore drilling industries, types and sizes of vessels and drilling units, supply of and demand for vessels and drilling units, availability of or developments in other modes of transportation, cost of newbuildings, governmental or other regulations and technological advances.

In addition, as vessels and drilling units grow older, they generally decline in value.  If the fair market value of our vessels and drilling units declines, we may not be in compliance, or be required to make payments or post additional collateral by, with certain provisions of our credit facilities and we may not be able to refinance our debt, obtain additional financing or make distributions to our shareholders.  Additionally, if we sell one or more of our vessels or drilling units at a time when vessel and drilling unit prices have fallen and before we have recorded an impairment adjustment to our consolidated financial statements, the sale price may be less than the vessel's or drilling unit's carrying value on our consolidated financial statements, resulting in a loss and a reduction in earnings.  Furthermore, if vessel and drilling unit values fall significantly, we may have to record an impairment adjustment in our financial statements, which could adversely affect our financial results and condition.

We are subject to certain risks with respect to our counterparties on contracts, and failure of such counterparties to meet their obligations could cause us to suffer losses or otherwise adversely affect our business.

We enter into, among other things, charter parties with our customers, newbuilding contracts with shipyards, credit facilities with banks, interest rate swap agreements, total return bond swaps, and total return equity swaps.  Such agreements subject us to counterparty risks.  The ability of each of our counterparties to perform its obligations under a contract with us will depend on a number of factors that are beyond our control and may include, among other things, general economic conditions, the condition of the maritime and offshore industries, the overall financial condition of the counterparty, charter rates and dayrates received for specific types of vessels and drilling units, and various expenses.  In addition, in depressed market conditions, our charterers and customers may no longer need a vessel or drilling unit that is currently under charter or contract or may be able to obtain a comparable vessel or drilling unit at a lower rate.  As a result, charterers and customers may seek to renegotiate the terms of their existing charter parties and drilling contracts or avoid their obligations under those contracts.  Should a counterparty fail to honor its obligations under agreements with us, we could sustain significant losses which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Volatility in the international shipping and offshore markets may cause our customers to be unable to pay charterhire to us.

Our customers are subject to volatility in the shipping market that affects their ability to operate the vessels they charter from us at a profit.  Our customers' successful operation of our vessels and rigs in the charter market will depend on, among other things, their ability to obtain profitable charters.  We cannot assure you that future charters will be available to our customers at rates sufficient to enable them to meet their obligations to make charterhire payments to us.  As a result, our revenues and results of operations may be adversely affected.  These factors include:

•	global and regional economic and political conditions;

•	supply and demand for oil and refined petroleum products, which is affected by, among other things, competition from alternative sources of energy;

•	supply and demand for energy resources, commodities, semi-finished and finished consumer and industrial products;

•	developments in international trade;

•	changes in seaborne and other transportation patterns, including changes in the distances that cargoes are transported;

•	environmental concerns and regulations;

•	weather;

•	the number of newbuilding deliveries;

•	the phase-out of non-double hull tankers from certain markets pursuant to national and international laws and regulations;

•	the scrapping rate of older vessels; and

•	changes in production of crude oil, particularly by OPEC and other key producers.

Tanker charter rates also tend to be subject to seasonal variations, with demand (and therefore charter rates) normally higher in winter months in the northern hemisphere.

We depend on directors who are associated with affiliated companies which may create conflicts of interest.

Currently, one of our directors, Kate Blankenship, is also a director of Frontline, Golden Ocean Group Limited, or Golden Ocean, and Seadrill, while another of our directors, Cecilie Fredriksen, is also a director of Golden Ocean.  These companies and Deep Sea Supply Plc, or Deep Sea, are indirectly controlled by John Fredriksen, who also controls our principal shareholders Hemen Holding Ltd. and Farahead Investment Inc., which we refer to jointly as Hemen. These two directors owe fiduciary duties to the shareholders of each company and may have conflicts of interest in matters involving or affecting us and our customers.  In addition, due to their ownership of Frontline, Golden Ocean, Deep Sea or Seadrill common shares, they may have conflicts of interest when faced with decisions that could have different implications for Frontline, Golden Ocean, Deep Sea or Seadrill than they do for us. We cannot assure you that any of these conflicts of interest will be resolved in our favor.

The agreements between us and affiliates of Hemen may be less favorable to us than agreements that we could obtain from unaffiliated third parties.

The charters, management agreements, charter ancillary agreements and the other contractual agreements we have with companies affiliated with Hemen were made in the context of an affiliated relationship and were not necessarily negotiated in arm's-length transactions.  The negotiation of these agreements may have resulted in prices and other terms that are less favorable to us than terms we might have obtained in arm's-length negotiations with unaffiliated third parties for similar services.

Hemen and its associated companies' business activities may conflict with ours.

While Frontline has agreed to cause the Frontline Charterers to use their commercial best efforts to employ our vessels on market terms and not to give preferential treatment in the marketing of any other vessels owned or managed by Frontline or its other affiliates, it is possible that conflicts of interests in this regard will adversely affect us.  Under our charter ancillary agreements with the Frontline Charterers and Frontline, we are entitled to receive annual profit sharing payments to the extent that the average time daily charter equivalent, or TCE, rates realized by the Frontline Charterers exceed specified levels.  Because Frontline also owns or manages other vessels in addition to our fleet, which are not included in the profit sharing calculation, conflicts of interest may arise between us and Frontline in the allocation of chartering opportunities that could limit our fleet's earnings and reduce the profit sharing payments or charterhire due under our charters.

Our shareholders must rely on us to enforce our rights against our contract counterparties.

Holders of our common shares and other securities have no direct right to enforce the obligations of the Frontline Charterers, Frontline Management (Bermuda) Ltd., which we refer to as Frontline Management, Frontline, Golden Ocean, Deep Sea and Seadrill or any of our other customers under the charters, or any of the other agreements to which we are party.  Accordingly, if any of those counterparties were to breach their obligations to us under any of these agreements, our shareholders would have to rely on us to pursue our remedies against those counterparties.

There is a risk that U.S. tax authorities could treat us as a "passive foreign investment company," which would have adverse U.S. federal income tax consequences to U.S. holders.

A foreign corporation will be treated as a "passive foreign investment company," or PFIC, for U.S. federal income tax purposes if either (1) at least 75% of its gross income for any taxable year consists of certain types of "passive income" or (2) at least 50% of the average value of the corporation's assets produce or are held for the production of those types of "passive income."  For purposes of these tests, "passive income" includes dividends, interest and gains from the sale or exchange of investment property and rents and royalties other than rents and royalties which are received from unrelated parties in connection with the active conduct of a trade or business.  For purposes of these tests, income derived from the performance of services does not constitute "passive income," but income from bareboat charters does constitute passive income.

U.S. shareholders of a PFIC are subject to a disadvantageous U.S. federal income tax regime with respect to the income derived by the PFIC, the distributions they receive from the PFIC and the gain, if any, they derive from the sale or other disposition of their shares in the PFIC.

Under these rules, if our income from our time charters is considered to be passive rental income (rather than income from the performance of services), we will be considered to be a PFIC.  However, our U.S. tax counsel, Seward & Kissel LLP, believes that it is more likely than not that our income from time charters will not be treated as passive rental income for purposes of determining whether we are a PFIC.  Correspondingly, we believe that the assets that we own and operate in connection with the production of such income do not constitute passive assets for purposes of determining whether we are a PFIC.

Consequently, based upon our current method of operations and upon representations previously made by us, our U.S. tax counsel believes it is more likely than not that we will not be treated as a PFIC for our taxable years ending December 31, 2008 and December 31, 2009. This position is principally based upon the positions that (1) our time charter income will constitute services income, rather than rental income, and (2) Frontline Management, which provides services to most of our time-chartered vessels, will be respected as a separate entity from the Frontline Charterers, with which it is affiliated.

For taxable years after 2009, depending upon the relative amounts of income we derive from our various assets as well as their relative fair market values, we may be treated as a PFIC.  For example, the bareboat charters of our drillrigs may produce passive income and such drillrigs may be treated as assets held for the production of passive income.  In such a case, depending upon the amount of income so generated and the fair market value of the drillrigs, we may be treated as a PFIC for any taxable year after 2009.

We note that there is no direct legal authority under the PFIC rules addressing our current and proposed method of operation.  In particular, there is no legal authority addressing the situation where the charterer of a majority of the vessels in a company's fleet is affiliated with the technical management provider for a majority of the company's vessels.  Accordingly, no assurance can be given that the Internal Revenue Service, or the IRS, or a court of law will accept our position, and there is a significant risk that the IRS or a court of law could determine that we are a PFIC.  Furthermore, even if we would not be a PFIC under the foregoing tests, no assurance can be given that we would not constitute a PFIC for any future taxable year if the nature and extent of our operations were to change.

If the IRS were to find that we are or have been a PFIC for any taxable year, our U.S. shareholders will face adverse U.S. tax consequences.  For example, U.S. non-corporate shareholders would not be eligible for the 15% maximum tax rate on dividends that we pay, and other adverse tax consequences may arise.

We may have to pay tax on U.S. source income, which would reduce our earnings.

Under the U.S. Internal Revenue Code of 1986, or the Code, 50% of the gross shipping income of a vessel owning or chartering corporation, such as ourselves and our subsidiaries, that is attributable to transportation that begins or ends, but that does not both begin and end, in the U.S. may be subject to a 4% U.S. federal income tax without allowance for deduction, unless that corporation qualifies for exemption from tax under Section 883 of the Code and the applicable Treasury Regulations recently promulgated thereunder.

We believe that we and each of our subsidiaries qualify for this statutory tax exemption and we will take this position for U.S. federal income tax return reporting purposes.  However, there are factual circumstances beyond our control that could cause us to lose the benefit of this tax exemption and thereby become subject to U.S. federal income tax on our U.S. source income.  For example, Hemen owned 41.4% of our outstanding stock at March 16, 2009.  On or about April 17, 2009, Hemen will receive approximately 1.6 million additional shares, as they elected to receive the dividend we issued for the fourth quarter of 2008 in newly issued common shares.  This may result in an increase of Hemen's ownership to approximately 42.7% of our outstanding stock, depending on the extent to which other shareholders elect to receive their dividend in the form of newly issued common shares.  There is therefore a risk that we could no longer qualify for exemption under Section 883 of the Code for a particular taxable year if other shareholders with a five percent or greater interest in our stock were, in combination with Hemen, to own 50% or more of our outstanding shares of our stock on more than half the days during the taxable year. Due to the factual nature of the issues involved, we can give no assurances on our tax-exempt status or that of any of our subsidiaries.

If we, or our subsidiaries, are not entitled to exemption under Section 883 of the Code for any taxable year, we, or our subsidiaries, could be subject for those years to an effective 4% U.S. federal income tax on the gross shipping income these companies derive during the year that are attributable to the transport of cargoes to or from the U.S.  The imposition of this tax would have a negative effect on our business and would result in decreased earnings available for distribution to our shareholders.

Our Liberian subsidiaries may not be exempt from Liberian taxation, which would materially reduce our Liberian subsidiaries', and consequently our, net income and cash flow by the amount of the applicable tax.

The Republic of Liberia enacted an income tax law generally effective as of January 1, 2001, or the New Act, which repealed, in its entirety, the prior income tax law in effect since 1977, pursuant to which our Liberian subsidiaries, as non-resident domestic corporations, were wholly exempt from Liberian tax.

In 2004 the Liberian Ministry of Finance issued regulations, or the New Regulations, pursuant to which a non-resident domestic corporation engaged in international shipping, such as our Liberian subsidiaries, will not be subject to tax under the New Act retroactive to January 1, 2001.  In addition, the Liberian Ministry of Justice issued an opinion that the New Regulations were a valid exercise of the regulatory authority of the Ministry of Finance.  Therefore, assuming that the New Regulations are valid, our Liberian subsidiaries will be wholly exempt from tax as under prior law.

If our Liberian subsidiaries were subject to Liberian income tax under the New Act, our Liberian subsidiaries would be subject to tax at a rate of 35% on their worldwide income.  As a result, their, and subsequently our, net income and cash flow would be materially reduced by the amount of the applicable tax.  In addition, we, as a shareholder of the Liberian subsidiaries, would be subject to Liberian withholding tax on dividends paid by the Liberian subsidiaries at rates ranging from 15% to 20%.

If our long-term time or bareboat charters or management agreements with respect to our vessels employed on long-term time charters terminate, we could be exposed to increased volatility in our business and financial results, our revenues could significantly decrease and our operating expenses could significantly increase.

If any of our charters terminate, we may not be able to re-charter those vessels on a long-term basis with terms similar to the terms of our existing charters, or at all.  While the terms of our current charters for our tanker vessels to the Frontline Charterers end between 2013 and 2027, the Frontline Charterers have the option to terminate the charters of our non-double hull tanker vessels from 2010.

Apart from the Front Vanadis and Front Sabang which are both subject to three and a half year hire-purchase contracts scheduled to expire in November 2010 and October 2011, respectively, and the Montemar Europa, which is on a charter due to expire in April 2009, the vessels in our fleet that have charters attached to them are generally contracted to expire between four and 18 years from now. However, we have granted some of our charterers purchase or early termination options that, if exercised, may effectively terminate our charters with these customers earlier.  One or more of the charters with respect to our vessels may also terminate in the event of a requisition for title or a loss of a vessel.

In addition, under our vessel management agreements with Frontline Management, for a fixed management fee Frontline Management is responsible for all of the technical and operational management of the vessels chartered by the Frontline Charterers, and will indemnify us against certain loss of hire and various other liabilities relating to the operation of these vessels.  We may terminate our management agreements with Frontline Management for any reason at any time on 90 days' notice or that agreement may be terminated if the relevant charter is terminated.  We expect to acquire additional vessels in the future and we cannot assure you that we will be able to enter into similar fixed price management agreements with Frontline Management or another third party manager for those vessels.

Therefore, to the extent that we acquire additional vessels, our cash flow could be more volatile and we could be exposed to increases in our vessel operating expenses, each of which could materially and adversely affect our results of operations and business.

If the delivery of any of the vessels that we have agreed to acquire is delayed or are delivered with significant defects, our earnings and financial condition could suffer.

As at March 16, 2009, we have entered into agreements to acquire two additional Suezmax tankers and five additional container vessels.  A delay in the delivery of any of these vessels or the failure of the contract counterparty to deliver any of these vessels could cause us to breach our obligations under related charter, financing and sales agreements that we have entered into, and could adversely affect our revenues and results of operations.  In addition, an acceptance of any of these vessels with substantial defects could have similar consequences.

Certain of our vessels are subject to purchase options held by the charterer of the vessel, which, if exercised, could reduce the size of our fleet and reduce our future revenues.

The market values of our vessels are expected to change from time to time depending on a number of factors, including general economic and market conditions affecting the shipping industry, competition, cost of vessel construction, governmental or other regulations, prevailing levels of charter rates, and technological changes. We have granted fixed price purchase options to certain of our customers with respect to the vessels they have chartered from us, and these prices may be less than the respective vessel's market value at the time the option is exercised.  In addition, we may not be able to obtain a replacement vessel for the price at which we sell the vessel.  In such a case, we could incur a loss and a reduction in earnings.

We may incur losses when we sell vessels, which may adversely affect our earnings.

During the period a vessel is subject to a charter, we will not be permitted to sell it to take advantage of increases in vessel values without the charterers' agreement. On the other hand, if the charterers were to default under the charters due to adverse market conditions, causing a termination of the charters, it is likely that the fair market value of our vessels would also be depressed.  If we were to sell a vessel at a time when vessel prices have fallen, we could incur a loss and a reduction in earnings.

A change in interest rates could materially and adversely affect our financial performance.

As of December 31, 2008, the Company and its consolidated subsidiaries had approximately $2.0 billion in floating rate debt outstanding under our credit facilities, and a further $1.8 billion in unconsolidated wholly-owned subsidiaries accounted for under the equity method.  Although we use interest rate swaps to manage our interest rate exposure and have interest rate adjustment clauses in some of our chartering agreements, we are exposed to fluctuations in interest rates. For a portion of our floating rate debt, if interest rates rise, interest payments on our floating rate debt that we have not swapped into effectively fixed rates would increase.

As of December 31, 2008, the Company and its consolidated subsidiaries have entered into interest rate swaps to fix the interest on $1.2 billion of our outstanding indebtedness, and have also entered into interest rate swaps to fix the interest on $1.1 billion of the outstanding indebtedness of our unconsolidated subsidiaries.  In addition we have entered into total return bond swaps in respect of $148 million of our 8.5% senior notes as of December 31, 2008.  The total return bond swaps effectively translate the underlying principal amount into floating rate debt.

An increase in interest rates could cause us to incur additional costs associated with our debt service, which may materially and adversely affect our results of operations.  Our maximum exposure to interest rate fluctuations on our outstanding debt and our outstanding total return bond swaps at December 31, 2008, was approximately $1.7 billion, including our unconsolidated subsidiaries.  A one percentage change in interest rates would at most increase or decrease interest expense by approximately $17 million per year as of December 31, 2008.  The maximum figure does not take into account that certain of our charter contracts include interest adjustment clauses, whereby the charter rate is adjusted to reflect the actual interest paid on the outstanding debt related to the assets on charter.  At December 31, 2008, $2.1 billion of our floating rate debt was subject to such interest adjustment clauses, including our equity-accounted subsidiaries.  Of this, a total of $1.1 billion was subject to interest rate swaps, and the balance of $939 million remained on a floating rate basis.

The interest rate swaps that have been entered into by the Company and its subsidiaries are derivative financial instruments that effectively translate floating rate debt into fixed rate debt. US GAAP requires that these derivatives be valued at current market prices in the Company's financial statements, with increases or decreases in valuations reflected in results of operations or, if the instrument is designated as a hedge, in other comprehensive income. Changes in interest rates give rise to changes in the valuations of interest rate swaps and could adversely affect results of operations and other comprehensive income.

We may have difficulty managing our planned growth properly.

Since our original acquisitions from Frontline we have expanded and diversified our fleet, and we are performing certain administrative services through a wholly-owned subsidiary company.

The growth in the size and diversity of our fleet will continue to impose additional responsibilities on our management, and may require us to increase the number of our personnel. We may need to increase our customer base in the future as we continue to grow our fleet.  We cannot assure that we will be successful in executing our growth plans or that we will not incur significant expenses and losses in connection with our future growth.

We are highly leveraged and subject to restrictions in our financing agreements that impose constraints on our operating and financing flexibility.

We have significant indebtedness outstanding under our senior notes. We have also entered into loan facilities that we have used to refinance existing indebtedness and to acquire additional vessels.  We may need to refinance some or all of our indebtedness on maturity of our senior notes or loan facilities and to acquire additional vessels in the future.  We cannot assure you we will be able to do so on terms that are acceptable to us or at all.  If we cannot refinance our indebtedness, we will have to dedicate some or all of our cash flows, and we may be required to sell some of our assets, to pay the principal and interest on our indebtedness.  In such a case, we may not be able to pay dividends to our shareholders and may not be able to grow our fleet as planned.  We may also incur additional debt in the future.

Our loan facilities and the indenture for our senior notes subject us to limitations on our business and future financing activities, including:

•	limitations on the incurrence of additional indebtedness, including issuance of additional guarantees;

•	limitations on incurrence of liens;

•	limitations on our ability to pay dividends and make other distributions; and

•	limitations on our ability to renegotiate or amend our charters, management agreements and other material agreements.

Further, our loan facilities contain financial covenants that require us to, among other things:

•
provide additional security under the loan facility or prepay an amount of the loan facility as necessary to maintain the fair market value of our vessels securing the loan facility at not less than specified percentages (ranging from 100% to 140%) of the principal amount outstanding under the loan facility;

•	maintain available cash on a consolidated basis of not less than $25 million;

•	maintain positive working capital on a consolidated basis; and

•	maintain an adjusted book equity ratio of not less than 20%.

Under the terms of our loan facilities, we may not make distributions to our shareholders if we do not satisfy these covenants or receive waivers from the lenders.  We cannot assure you that we will be able to satisfy these covenants in the future.

Due to these restrictions, we may need to seek permission from our lenders in order to engage in some corporate actions.  Our lenders' interests may be different from ours and we cannot guarantee that we will be able to obtain our lenders' permission when needed.  This may prevent us from taking actions that are in our best interest.

Our debt service obligations require us to dedicate a substantial portion of our cash flows from operations to required payments on indebtedness and could limit our ability to obtain additional financing, make capital expenditures and acquisitions, and carry out other general corporate activities in the future.  These obligations may also limit our flexibility in planning for, or reacting to, changes in our business and the shipping industry or detract from our ability to successfully withstand a downturn in our business or the economy generally.  This may place us at a competitive disadvantage to other less leveraged competitors.

We have entered into total return swap transactions in respect of our shares and our 8.5% senior notes, and a decrease in the market price of our shares or our 8.5% senior notes could adversely affect our financial results.

The Board of Directors of the Company has approved a share repurchase program of up to seven million shares, which is initially being financed through the use of total return equity swaps indexed to the Company's own shares and maturing within 12 months. The Company has also entered into total return bond swaps, indexed to the Company's 8.5% Senior Notes. Under both arrangements the counterparty acquires the Company's shares or bonds, and the Company carries the risk of fluctuations in the price of the acquired shares or bonds. The settlement amount for each total return swap transaction will be (A) the proceeds on sale of the shares or bonds plus all dividends or interest received by the counterparty while holding the shares or bonds, less (B) the cost of purchasing the shares or bonds plus an agreed compensation for cost of carriage for the counterparty. Settlement will be either a payment from or to the counterparty, depending on whether (A) is more or less than (B). The fair value of each total return swap is recognized as an asset or liability, with the changes in fair values recognized in the consolidated statement of operations. As at March 16, 2009 approximately 692,000 of our shares and $148 million of our 8.5% senior notes were held under these arrangements. Should the price of our shares or 8.5% senior notes fall materially below the level at which the shares or bonds were acquired, the total return swap mark to market valuations could adversely affect our results.

Risks Relating to Our Common Shares

We are a holding company, and we depend on the ability of our subsidiaries to distribute funds to us in order to satisfy our financial and other obligations.

We are a holding company, and have no significant assets other than the equity interests in our subsidiaries.  Our subsidiaries own all of our vessels, and payments under our charter agreements are made to our subsidiaries.  As a result, our ability to make distributions to our shareholders depends on the performance of our subsidiaries and their ability to distribute funds to us.  The ability of a subsidiary to make these distributions could be affected by a claim or other action by a third party or by the law of their respective jurisdiction of incorporation which regulates the payment of dividends by companies.  If we are unable to obtain funds from our subsidiaries, we will not be able to pay dividends to our shareholders.

The market price of our common shares may be unpredictable and volatile.

The market price of our common shares has been volatile. Since December 31, 2007, the closing market price of our common shares has ranged from a high of $32.43 per share on May 20, 2008 to a low of $4.05 per share on March 9, 2009. The market price of our common shares may continue to fluctuate due to factors such as actual or anticipated fluctuations in our quarterly and annual results and those of other public companies in our industry, the reduction of our latest dividend by fifty percent from the prior dividend, further changes in our dividend policy, mergers and strategic alliances in the shipping industry, market conditions in the shipping industry, changes in government regulation, shortfalls in our operating results from levels forecast by securities analysts, announcements concerning us or our competitors and the general state of the securities market. The shipping industry has been highly unpredictable and volatile. The market for common shares in this industry may be equally volatile. Therefore, we cannot assure you that you will be able to sell any of our common shares you may have purchased at a price greater than or equal to its original purchase price.

Because we are a foreign corporation, you may not have the same rights that a shareholder in a U.S. corporation has.

We are a Bermuda exempted company.  Bermuda law may not as clearly establish your rights and the fiduciary responsibilities of our directors as do statutes and judicial precedent in some U.S. jurisdictions.  In addition, most of our directors and officers are not resident in the U.S. and the majority of our assets are located outside of the U.S.  As a result, investors may have more difficulty in protecting their interests and enforcing judgments in the face of actions by our management, directors or controlling shareholders than would shareholders of a corporation incorporated in a jurisdiction in the U.S.

Our major shareholder, Hemen, may be able to influence us, including the outcome of shareholder votes with interests that may be different from yours.

As of March 16, 2009, Hemen owned approximately 41.4% of our outstanding common shares.  On or about April 17, 2009, Hemen will receive approximately 1.6 million additional shares, as they elected to receive the dividend we issued for the fourth quarter of 2008 in newly issued common shares. This may result in an increase of Hemen's ownership to approximately 42.7% of our outstanding common shares, depending on the extent to which other shareholders elect to receive their dividend in the form of newly issued common shares. As a result of its ownership of our common shares, Hemen may influence our business, including the outcome of any vote of our shareholders.  Hemen also currently beneficially owns substantial stakes in Frontline, Golden Ocean, Seadrill and Deep Sea.  The interests of Hemen may be different from your interests.

Investor confidence and the market price of our common stock may be adversely impacted if we are unable to comply with Section 404 of the Sarbanes-Oxley Act of 2002.

We are subject to Section 404 of the Sarbanes-Oxley Act of 2002, which requires us to include in our annual report on Form 20-F our management's report on, and assessment of the effectiveness of, our internal controls over financial reporting. In addition, our independent registered public accounting firm is required to attest to the effectiveness of our internal controls over financial reporting. If we fail to maintain the adequacy of our internal controls over financial reporting, we will not be in compliance with all of the requirements imposed by Section 404. Any failure to comply with Section 404 could result in an adverse reaction in the financial marketplace due to a loss of investor confidence in the reliability of our financial statements, which ultimately could harm our business and could negatively impact the market price of our common stock. We believe the total cost of our initial compliance and the future ongoing costs of complying with these requirements may be substantial.

ENVIRONMENTAL REGULATION AND OTHER REGULATIONS

Government regulations and laws significantly affect the ownership and operation of our crude oil tankers, OBOs, drybulk carriers, chemical tankers, drilling rigs, containerships and offshore supply vessels.  We are subject to various international conventions, laws and regulations in force in the countries in which our vessels may operate or are registered. Compliance with such laws, regulations and other requirements entails significant expense, including vessel modification and implementation of certain operating procedures.

A variety of government, quasi-governmental and private organizations subject our assets to both scheduled and unscheduled inspections.  These organizations include the local port authorities, national authorities, harbor masters or equivalent, classification societies, flag state and charterers, particularly terminal operators, oil companies and drybulk and commodity owners.  Some of these entities require us to obtain permits, licenses and certificates for the operation of our assets.  Our failure to maintain necessary permits or approvals could require us to incur substantial costs or temporarily suspend operation of one or more of the assets in our fleet.

We believe that the heightened levels of environmental and quality concerns among insurance underwriters, regulators and charterers have led to greater inspection and safety requirements on all vessels and may accelerate the scrapping of older vessels throughout the industry, particularly older tankers.  Increasing environmental concerns have created a demand for tankers that conform to stricter environmental standards.  We are required to maintain operating standards for all of our vessels emphasizing operational safety, quality maintenance, continuous training of our officers and crews and compliance with applicable local, national and international environmental laws and regulations.  We believe that the operation of our vessels is in substantial compliance with applicable environmental laws and regulations and that our vessels have all material permits, licenses, certificates or other authorizations necessary for the conduct of our operations; however, because such laws and regulations are frequently changed and may impose increasingly stricter requirements, we cannot predict the ultimate cost of complying with these requirements, or the impact of these requirements on the resale value or useful lives of our vessels.  In addition, a future serious marine incident that results in significant oil pollution or otherwise causes significant adverse environmental impact could result in additional legislation or regulation that could negatively affect our profitability.

Flag State

The flag state, as defined by the United Nations Convention on Law of the Sea, has overall responsibility for the implementation and enforcement of international maritime regulations for all ships granted the right to fly its flag. The "Shipping Industry Guidelines on Flag State Performance" evaluates flag states based on factors such as sufficiency of infrastructure, ratification of international maritime treaties, implementation and enforcement of international maritime regulations, supervision of surveys, casualty investigations and participation at meetings of the International Maritime Organization. Our vessels are flagged in Liberia, Singapore, the Bahamas, Cyprus, Malta, the Marshall Islands, Norway, France, the U.S.A., Panama, Hong Kong and the Isle of Man.

International Maritime Organization

The International Maritime Organization, or IMO (the United Nations agency for maritime safety and the prevention of pollution by ships), has adopted the International Convention for the Prevention of Marine Pollution from Ships, 1973, as modified by the Protocol of 1978 relating thereto, which has been updated through various amendments, or the MARPOL Convention. The MARPOL Convention implements environmental standards including oil leakage or spilling, garbage management, as well as the handling and disposal of noxious liquids, harmful substances in packaged forms, sewage and air emissions. These regulations, which have been implemented in many jurisdictions in which our vessels operate, provide, in part, that:

•	25-year old tankers must be of double-hull construction or of a mid-deck design with double-sided construction, unless:

(1)	they have wing tanks or double-bottom spaces not used for the carriage of oil which cover at least 30% of the length of the cargo tank section of the hull or bottom; or

(2)
they are capable of hydrostatically balanced loading (loading less cargo into a tanker so that in the event of a breach of the hull, water flows into the tanker, displacing oil upwards instead of into the sea);

•	30-year old tankers must be of double hull construction or mid-deck design with double-sided construction; and

•	all tankers will be subject to enhanced inspections.

Also, under IMO regulations, a newbuild tanker of 5,000 dwt and above must be of double hull construction or a mid-deck design with double-sided construction or be of another approved design ensuring the same level of protection against oil pollution if the tanker:

•	is the subject of a contract for a major conversion or original construction on or after July 6 1993;

•	commences a major conversion or has its keel laid on or after January 6 1994; or

•	completes a major conversion or is a newbuilding delivered on or after July 6 1996.

Our vessels are also subject to regulatory requirements, including the phase-out of single hull tankers, imposed by the IMO. Effective September 2002, the IMO accelerated its existing timetable for the phase-out of single hull oil tankers. At that time, these regulations required the phase-out of most single hull oil tankers by 2015 or earlier, depending on the age of the tanker and whether it has segregated ballast tanks.

Under the regulations as described above, the flag state may allow for some newer single hull ships registered in its country that conform to certain technical specifications to continue operating until the 25th anniversary of their delivery. Any port state, however, may deny entry of those single hull tankers that are allowed to operate until their 25th anniversary to ports or offshore terminals. These regulations have been adopted by over 150 nations, including many of the jurisdictions in which our tankers operate.

As a result of the oil spill in November 2002 relating to the loss of the MT Prestige, which was owned by a company not affiliated with us, in December 2003 the Marine Environmental Protection Committee of the IMO, or MEPC, adopted an amendment to the MARPOL Convention, which became effective in April 2005. The amendment revised an existing regulation 13G accelerating the phase-out of single hull oil tankers and adopted a new regulation 13H on the prevention of oil pollution from oil tankers when carrying heavy grade oil. Under the revised regulation, single hull oil tankers were required to be phased out no later than April 5, 2005 or the anniversary of the date of delivery of the ship on the date or in the year specified in the following table:

Category of Single Hull Oil Tankers	Date or Year for Phase Out
Category 1:  oil tankers of 20,000 dwt and above
carrying crude oil, fuel oil, heavy diesel oil or
lubricating oil as cargo, and of 30,000 dwt and
above carrying other oils, which do not comply
with the requirements for protectively located
segregated ballast tanks

April 5, 2005 for ships delivered on April 5 1982 or earlier; 2005 for ships delivered after April 5 1982
Category 2:  oil tankers of 20,000 dwt and above
carrying crude oil, fuel oil, heavy diesel oil or
lubricating oil as cargo, and of 30,000 dwt and
above carrying other oils, which do comply with the
requirements for protectively located segregated
ballast tanks

and

Category 3:  oil tankers of 5,000 dwt and above but
less than the tonnage specified for Category 1 and 2
tankers.

April 5, 2005 for ships delivered on April 5 1977 or earlier;

2005 for ships delivered after April 5 1977 but before
January 1 1978;

2006 for ships delivered in 1978 and 1979
2007 for ships delivered in 1980 and 1981
2008 for ships delivered in 1982
2009 for ships delivered in 1983
2010 for ships delivered in 1984 or later

Under the revised regulations, a flag state may permit continued operation of certain Category 2 or 3 tankers beyond their phase-out date in accordance with the above schedule.  Under regulation 13G, the flag state may allow for some newer single hull oil tankers registered in its country that conform to certain technical specifications to continue operating until the earlier of the anniversary of the date of delivery of the vessel in 2015 or the 25th anniversary of their delivery.  Under regulations 13G and 13H, as described below, certain Category 2 and 3 tankers fitted only with double bottoms or double sides may be allowed by the flag state to continue operations until their 25th anniversary of delivery.  Any port state, however, may deny entry of those single hull oil tankers that are allowed to operate under any of the flag state exemptions.

The following table summarizes the impact of such regulations on the Company's single hull (SH) and double sided (DS) tankers:

Vessel Name	Vessel type	Vessel Category	Year Built	IMO phase out	Flag state exemption
Edinburgh	VLCC	DS	1993	2018	2018
Front Ace	VLCC	SH	1993	2010	2015
Front Duke	VLCC	SH	1992	2010	2015
Front Duchess	VLCC	SH	1993	2010	2015
Front Highness	VLCC	SH	1991	2010	2015
Front Lady	VLCC	SH	1991	2010	2015
Front Lord	VLCC	SH	1991	2010	2015
Front Sabang	VLCC	SH	1990	2010	2015
Front Vanadis	VLCC	SH	1990	2010	2015

Under regulation 13H, the double sided tanker will be allowed to continue operations until its 25th anniversary.

In October 2004 the MEPC adopted a unified interpretation of regulation 13G that clarified the delivery date for converted tankers. Under the interpretation, where an oil tanker has undergone a major conversion that has resulted in the replacement of the fore-body, including the entire cargo carrying section, the major conversion completion date shall be deemed to be the date of delivery of the ship, provided that:

•	the oil tanker conversion was completed before July 6 1996;

•
the conversion included the replacement of the entire cargo section and fore-body and the tanker complies with all the relevant provisions of MARPOL Convention applicable at the date of completion of the major conversion; and

•
the original delivery date of the oil tanker will apply when considering the 15 years of age threshold relating to the first technical specifications survey to be completed in accordance with MARPOL Convention.

In December 2003 the MEPC adopted a new regulation 13H on the prevention of oil pollution from oil tankers when carrying heavy grade oil, or HGO, which includes most of the grades of marine fuel. The new regulation bans the carriage of HGO in single hull oil tankers of 5,000 dwt and above after April 5, 2005, and in single hull oil tankers of 600 dwt and above but less than 5,000 dwt, no later than the anniversary of their delivery in 2008.

Under regulation 13H, HGO means any of the following:

•	crude oils having a density at 15ºC higher than 900 kg/m3;

•	fuel oils having either a density at 15ºC higher than 900 kg/ m3 or a kinematic viscosity at 50ºC higher than 180 mm2/s; or

•	bitumen, tar and their emulsions.

Under regulation 13H, the flag state may allow continued operation of oil tankers of 5,000 dwt and above carrying crude oil with a density at 15ºC higher than 900 kg/m3 but lower than 945 kg/m3, that conform to certain technical specifications and if, in the opinion of the flag state, the ship is fit to continue such operation, having regard to the size, age, operational area and structural conditions of the ship and provided that the continued operation shall not go beyond the date on which the ship reaches 25 years after the date of its delivery.  The flag state may also allow continued operation of a single hull oil tanker of 600 dwt and above but less than 5,000 dwt carrying HGO as cargo if, in the opinion of the flag state, the ship is fit to continue such operation, having regard to the size, age, operational area and structural conditions of the ship, provided that the operation shall not go beyond the date on which the ship reaches 25 years after the date of its delivery.

The flag state may also exempt an oil tanker of 600 dwt and above carrying HGO as cargo if the ship is either engaged in voyages exclusively within an area under its jurisdiction, or is engaged in voyages exclusively within an area under the jurisdiction of another party, provided the party within whose jurisdiction the ship will be operating agrees. The same applies to vessels operating as floating storage units of HGO.

Any port state, however, can deny entry of single hull tankers carrying HGO, which have been allowed to continue operation under the exemptions mentioned above, into the port or offshore terminals under its jurisdiction or deny ship-to-ship transfer of HGO in areas under its jurisdiction, except when this is necessary for the purpose of securing the safety of a ship or saving life at sea.

Revised Annex 1 to the MARPOL Convention entered into force in January 2007. Revised Annex 1 incorporates various amendments adopted since the MARPOL Convention entered into force in 1983, including the amendments to regulation 13G (regulation 20 in the revised Annex) and regulation 13H (regulation 21 in the revised Annex). Revised Annex 1 also imposes construction requirements for oil tankers delivered on or after January 1 2010. A further amendment to revised Annex 1 includes an amendment to the definition of HGO that will broaden the scope of regulation 21. On August 1, 2007, regulation 12A (an amendment to Annex I) came into force requiring fuel oil tanks to be located inside the double hull in all ships with an aggregate oil fuel capacity of 600m3 and above which are delivered on or after August 1, 2010, including ships for which the building contract is entered into on or after August 1 2007 or, in the absence of a contract, for which the keel is laid on or after February 1, 2008.

Air Emissions

In September 1997, the IMO adopted Annex VI to the MARPOL Convention to address air pollution from ships.  Effective in May 2005, Annex VI sets limits on sulfur oxide and nitrogen oxide emissions from all commercial vessel exhausts and prohibits deliberate emissions of ozone depleting substances (such as halons and chlorofluorocarbons), emissions of volatile compounds from cargo tanks, and the shipboard incineration of specific substances.  Annex VI also includes a global cap on the sulfur content of fuel oil and allows for special areas to be established with more stringent controls on sulfur emissions.  We believe that all our vessels are currently compliant in all material respects with these regulations.  Additional or new conventions, laws and regulations may be adopted that could require the installation of expensive emission control systems and that could adversely affect our business, cash flows, results of operations and financial condition.

In October 2008, the IMO adopted amendments to Annex VI regarding particulate matter, nitrogen oxide and sulfur oxide emission standards which are expected to enter into force on July 1, 2010.  The amended Annex VI would reduce air pollution from vessels by, among other things, (i) implementing a progressive reduction of sulfur oxide, emissions from ships, with the global sulfur cap reduced initially to 3.50% (from the current cap of 4.50%), effective from January 1, 2012, then progressively to 0.50%, effective from January 1, 2020, subject to a feasibility review to be completed no later than 2018; and (ii) establishing new tiers of stringent nitrogen oxide emissions standards for new marine engines, depending on their date of installation.  Once these amendments become effective, we may incur costs to comply with these revised standards.

Safety Requirements

The IMO has also adopted the International Convention for the Safety of Life at Sea, or SOLAS Convention, and the International Convention on Load Lines, 1966, or LL Convention, which impose a variety of standards to regulate design and operational features of ships. SOLAS Convention and LL Convention standards are revised periodically. We believe that all our vessels are in substantial compliance with SOLAS Convention and LL Convention standards.

Under Chapter IX of SOLAS, the requirements contained in the International Safety Management Code for the Safe Operation of Ships and for Pollution Prevention, or ISM Code, promulgated by the IMO, also affect our operations.  The ISM Code requires the party with operational control of a vessel to develop an extensive safety management system that includes, among other things, the adoption of a safety and environmental protection policy setting forth instructions and procedures for operating its vessels safely and describing procedures for responding to emergencies. We intend to rely upon the safety management system that the appointed ship managers have developed.

The ISM Code requires that vessel managers or operators obtain a safety management certificate for each vessel they operate.  This certificate evidences compliance by a vessel's management with ISM Code requirements for a safety management system.  No vessel can obtain a safety management certificate unless its manager has been awarded a document of compliance, issued by each flag state, under the ISM Code.  The appointed ship managers have obtained documents of compliance for their offices and safety management certificates for all of our vessels for which certificates are required by the IMO. As required, these documents of compliance and safety management certificates are renewed annually.

Non-compliance with the ISM Code and other IMO regulations may subject the shipowner or bareboat charterer to increased liability, may lead to decreases in available insurance coverage for affected vessels and may result in the denial of access to, or detention in, some ports.  The U.S. Coast Guard and European Union (EU) authorities have indicated that vessels not in compliance with the ISM Code by the applicable deadlines will be prohibited from trading in U.S. and EU ports, as the case may be.

The IMO has negotiated international conventions that impose liability for oil pollution in international waters and a signatory's territorial waters. Additional or new conventions, laws and regulations may be adopted which could limit our ability to do business and which could have a material adverse effect on our business and results of operations.

Ballast Water Requirements

The IMO adopted an International Convention for the Control and Management of Ship's Ballast Water and Sediments, the BWM Convention, in February 2004. The BWM Convention's implementing regulations call for a phased introduction of mandatory ballast water exchange requirements beginning in 2009, to be replaced in time with mandatory concentration limits. The BWM Convention will not enter into force until 12 months after it has been adopted by 30 states, the combined merchant fleets of which represent not less than 35% of the gross tonnage of the world's merchant shipping.

Oil Pollution Liability

Although the U.S. is not a party to these conventions, many countries have ratified and follow the liability plan adopted by the IMO and set out in the International Convention on Civil Liability for Oil Pollution Damage of 1969, as amended in 2000, or the CLC. Under this convention and depending on whether the country in which the damage results is a party to the CLC, a vessel's registered owner is strictly liable for pollution damage caused in the territorial waters of a contracting state by discharge of persistent oil, subject to certain complete defenses. The limits on liability outlined in the 1992 Protocol use the International Monetary Fund currency unit of Special Drawing Rights, or SDR. Under an amendment to the 1992 Protocol that became effective on November 1, 2003 for vessels of 5,000 to 140,000 gross tons (a unit of measurement for the total enclosed spaces within a vessel), liability will be limited to approximately 4.51 million SDR, or $6.58 million, plus 631 SDR, or $919.98, for each additional gross ton over 5,000. For vessels over 140,000 gross tons, liability will be limited to 89.77 million SDR, or $130.88 million. The exchange rate between SDRs and U.S. Dollars was 0.685886 SDR per U.S. dollar on March 4, 2009.  As the convention calculates liability in terms of a basket of currencies, these figures are based on currency exchange rates on March 4, 2009. The right to limit liability is forfeited under the CLC where the spill is caused by the owner's actual fault and under the 1992 Protocol where the spill is caused by the owner's intentional or reckless conduct. Vessels trading to states that are parties to these conventions must provide evidence of insurance covering the liability of the owner. In jurisdictions where the CLC has not been adopted various legislative schemes or common law govern, and liability is imposed either on the basis of fault or in a manner similar to that of the CLC. We believe that our insurance will cover the liability under the plan adopted by the IMO.

In 2001, the IMO adopted the International Convention on Civil Liability for Bunker Oil Pollution Damage, or the Bunker Convention, which imposes strict liability on ship owners for pollution damage in jurisdictional waters of ratifying states caused by discharges of bunker fuel. The Bunker Convention requires registered owners of ships over 1,000 gross tons to maintain insurance for pollution damage in an amount equal to the limits of liability under the applicable national or international limitation regime (but not exceeding the amount calculated in accordance with the Convention on Limitation of Liability for Maritime Claims of 1976, as amended). The Bunker Convention has been ratified by a sufficient number of nations for entry into force, and became effective on November 21, 2008.

Anti-Fouling Requirements

In 2001, the IMO adopted the International Convention on the Control of Harmful Anti-fouling Systems on Ships, or the Anti-fouling Convention.  The Anti-fouling Convention prohibits the use of organotin compound coatings to prevent the attachment of mollusks and other sea life to the hulls of vessels after September 1, 2003.  The exteriors of vessels constructed prior to January 1, 2003 that have not been in dry-dock must, as of September 17, 2008, either not contain the prohibited compounds or have coatings applied to the vessel exterior that act as a barrier to the leaching of the prohibited compounds.  Vessels of over 400 gross tons engaged in international voyages must obtain an International Anti-fouling System Certificate and undergo a survey before the vessel is put into service or when the antifouling systems are altered or replaced.  We have obtained Anti-fouling System Certificates for all of our vessels that are subject to the Anti-Fouling Convention.

The IMO continues to review and introduce new regulations.  It is difficult to accurately predict what additional regulations, if any, may be passed by the IMO in the future and what effect, if any, such regulations might have on our operations.

U.S. Requirements

In 1990, the U.S. Congress enacted OPA to establish an extensive regulatory and liability regime for environmental protection and cleanup of oil spills. OPA affects all owners and operators whose vessels trade with the U.S. or its territories or possessions, or whose vessels operate in the waters of the U.S., which include the U.S. territorial sea and the 200 nautical mile exclusive economic zone around the U.S. The Comprehensive Environmental Response, Compensation and Liability Act, or CERCLA, imposes liability for clean-up and natural resource damage from the release of hazardous substances (other than oil) whether on land or at sea. Both OPA and CERCLA impact our operations.

Under OPA, vessel owners, operators and bareboat charterers are responsible parties who are jointly, severally and strictly liable (unless the spill results solely from the act or omission of a third party, an act of God or an act of war) for all containment and clean-up costs and other damages arising from oil spills from their vessels. These other damages are defined broadly to include:

•	natural resource damages and related assessment costs;

•	real and personal property damages;

•	net loss of taxes, royalties, rents, profits or earnings capacity;

•	net cost of public services necessitated by a spill response, such as protection from fire, safety or health hazards; and

•	loss of subsistence use of natural resources.

Under amendments to OPA that became effective on July 11, 2006, the liability of responsible parties is limited, with respect to tanker vessels, to the greater of $1,900 per gross ton or $16.0 million per vessel that is over 3,000 gross tons, and with respect to non-tanker vessels, to the greater of $950 per gross ton or $0.8 million per vessel (subject to periodic adjustment for inflation).  On September 24, 2008, the U.S. Coast Guard proposed adjustments to the limits of liability that would increase the limits for tank vessels to the greater of $2,000 per gross ton or $17.0 million per vessel that is over 3,000 gross tons and for non-tank vessels to the greater of $1,000 per gross ton or $848,000 and establish a procedure for adjusting the limits for inflation every three years.  The comment period for the proposed rule closed on November 24, 2008.  The act specifically permits individual states to impose their own liability regimes with regard to oil pollution incidents occurring within their boundaries, and some states have enacted legislation providing for unlimited liability for discharge of pollutants within their waters. In some cases, states that have enacted this type of legislation have not yet issued implementing regulations defining tanker owners' responsibilities under these laws. CERCLA, which applies to owners and operators of vessels, contains a similar liability regime and provides for clean-up, removal and natural resource damages relating to the discharge of hazardous substances (other than oil). Liability under CERCLA is limited to the greater of $300 per gross ton or $5.0 million for vessels carrying a hazardous substance as cargo or residue and the greater of $300 per gross ton or $0.5 million for any other vessel.

These limits of liability do not apply, however, where the incident is caused by violation of applicable U.S. federal safety, construction or operating regulations, or by the responsible party's gross negligence or willful misconduct. These limits also do not apply if the responsible party fails or refuses to report the incident or to cooperate and assist in connection with the substance removal activities. OPA and CERCLA each preserve the right to recover damages under existing law, including maritime tort law. We believe that we are in substantial compliance with OPA, CERCLA and all applicable state regulations in the ports where our vessels call.

OPA also requires owners and operators of vessels to establish and maintain with the U.S. Coast Guard evidence of financial responsibility sufficient to meet the limit of their potential strict liability under the act.  U.S. Coast Guard regulations currently require evidence of financial responsibility in the amount of $2,200 per gross ton for tankers, coupling the OPA limitation on liability of $1,900 per gross ton with the CERCLA liability limit of $300 per gross ton.  Under the regulations, evidence of financial responsibility may be demonstrated by insurance, surety bond, self-insurance or guaranty. Under OPA regulations, an owner or operator of more than one tanker is required to demonstrate evidence of financial responsibility for the entire fleet in an amount equal only to the financial responsibility requirement of the tanker having the greatest maximum strict liability under OPA and CERCLA. We have provided such evidence and received certificates of financial responsibility from the U.S. Coast Guard for each of our vessels required to have one.

We insure each of our vessels with pollution liability insurance in the maximum commercially available amount of $1.0 billion. A catastrophic spill could exceed the insurance coverage available, which could have a material adverse effect on our business.

Under OPA, with certain limited exceptions, all newly-built or converted vessels operating in U.S. waters must be built with double-hulls, and existing vessels that do not comply with the double-hull requirement are prohibited from trading in U.S. waters as of dates ranging over a 20-year period (1995-2015) based on size, age and place of discharge, unless retrofitted with double-hulls. Notwithstanding the prohibition to trade schedule, the act currently permits existing single-hull and double-sided tankers to operate until the year 2015 if their operations within U.S. waters are limited to discharging at the Louisiana Offshore Oil Port or off-loading by lightering within authorized lightering zones more than 60 miles off-shore. Lightering is the process by which vessels at sea off-load their cargo to smaller vessels for ultimate delivery to the discharge port.

Owners or operators of tankers operating in the waters of the U.S. must file vessel response plans with the U.S. Coast Guard, and their tankers are required to operate in compliance with their U.S. Coast Guard approved plans. These response plans must, among other things:

•	address a worst-case scenario and identify and ensure, through contract or other approved means, the availability of necessary private response resources to respond to a worst-case discharge;

•	describe crew training and drills; and

•	identify a qualified individual with full authority to implement removal actions.

We have obtained vessel response plans approved by the U.S. Coast Guard for our vessels operating in the waters of the U.S. In addition, the U.S. Coast Guard has announced it intends to propose similar regulations requiring certain vessels to prepare response plans for the release of hazardous substances.

In addition, the U.S. Clean Water Act, or CWA, prohibits the discharge of oil or hazardous substances in U.S. navigable waters unless authorized by a duly-issued permit or exemption, and imposes strict liability in the form of penalties for unauthorized discharges.  The CWA also imposes substantial liability for the costs of removal, remediation and damages and complements the remedies available under OPA and CERCLA, discussed above.  Furthermore, most U.S. states that border a navigable waterway have enacted environmental pollution laws that impose strict liability on a person for removal costs and damages resulting from a discharge of oil or a release of a hazardous substance. These laws may be more stringent than U.S. federal law.

The U.S. Environmental Protection Agency, or EPA, historically exempted the discharge of ballast water and other substances incidental to the normal operation of vessels in U.S. waters from CWA permitting requirements.  However, on March 31, 2005, a U.S. District Court ruled that the EPA exceeded its authority in creating an exemption for ballast water.  On September 18, 2006, the court issued an order invalidating the exemption in the EPA's regulations for all discharges incidental to the normal operation of a vessel as of September 30, 2008, and directed the EPA to develop a system for regulating all discharges from vessels by that date.  The EPA has enacted rules governing the regulation of ballast water discharges and other discharges incidental to the normal operation of vessels within U.S. waters.  Under the new rules, which took effect February 6, 2009, commercial vessels 79 feet in length or longer (other than commercial fishing vessels), or Regulated Vessels, are required to obtain a CWA permit regulating and authorizing such normal discharges.  This permit, which the EPA has designated as the Vessel General Permit for Discharges Incidental to the Normal Operation of Vessels, or VGP, incorporates the current U.S. Coast Guard requirements for ballast water management as well as supplemental ballast water requirements, and includes limits applicable to specific discharge streams.

Although the VGP became effective on February 6, 2009, the VGP application procedure, known as the Notice of Intent, or NOI, has yet to be finalized.  Accordingly, Regulated Vessels will effectively be covered under the VGP from February 6, 2009 until September 19, 2009. Thereafter, owners and operators of Regulated Vessels must file their NOIs between June 19, 2009, when the "eNOI" electronic filing interface will become operational, and September 19, 2009, or the Deadline. Any Regulated Vessel that does not file an NOI by the Deadline will not be allowed to discharge into U.S. navigable waters until it has obtained a VGP.  Our fleet is composed entirely of Regulated Vessels, and we intend to submit NOIs for each vessel in our fleet as soon after June 19, 2009 as practicable.

Owners and operators of vessels visiting U.S. waters will be required to comply with this VGP program or face penalties.  This could require the installation of equipment on our vessels to treat ballast water before it is discharged or the implementation of other port facility disposal arrangements or procedures at potentially substantial cost, and/or otherwise restrict our vessels from entering U.S. waters.  In addition, the CWA requires each state to certify federal discharge permits such as the VGP.  Certain states have enacted more stringent discharge standards as conditions to their certification of the VGP.  The VGP and its state-specific regulations and any similar restrictions enacted in the future will increase the costs of operating in the relevant waters.

      The U.S. National Invasive Species Act, or NISA, was enacted in 1996 in response to growing reports of harmful organisms being released into U.S. ports through ballast water taken on by ships in foreign ports. The U.S. Coast Guard adopted regulations under NISA in July 2004 that impose mandatory ballast water management practices for all vessels equipped with ballast water tanks entering U.S. waters. These requirements can be met by performing mid-ocean ballast exchange, by retaining ballast water on board the ship, or by using environmentally sound alternative ballast water management methods approved by the U.S. Coast Guard. (However, mid-ocean ballast exchange is mandatory for ships heading to the Great Lakes or Hudson Bay, or vessels engaged in the foreign export of Alaskan North Slope crude oil.) Mid-ocean ballast exchange is the primary method for compliance with the U.S. Coast Guard regulations, since holding ballast water can prevent ships from performing cargo operations upon arrival in the U.S., and alternative methods are still under development. Vessels that are unable to conduct mid-ocean ballast exchange due to voyage or safety concerns may discharge minimum amounts of ballast water (in areas other than the Great Lakes and the Hudson River), provided that they comply with recordkeeping requirements and document the reasons they could not follow the required ballast water management requirements.

Our operations occasionally generate and require the transportation, treatment and disposal of both hazardous and non-hazardous wastes that are subject to the requirements of the U.S. Resource Conservation and Recovery Act, or RCRA, or comparable state, local or foreign requirements. In addition, from time to time we arrange for the disposal of hazardous waste or hazardous substances at offsite disposal facilities. If such materials are improperly disposed of by third parties or otherwise result in contamination at a disposal location, we could be held liable for clean up costs under applicable laws and regulations.

In addition, most U.S. states that border a navigable waterway have enacted environmental pollution laws that impose strict liability on a person for removal costs and damages resulting from a discharge of oil or a release of a hazardous substance. These laws may be more stringent than U.S. federal law.

The U.S. Clean Air Act of 1970, as amended by the Clean Air Act Amendments of 1977 and 1990, or the CAA, requires the EPA to promulgate standards applicable to emissions of volatile organic compounds and other air contaminants.  Our vessels are subject to vapor control and recovery requirements for certain cargoes when loading, unloading, ballasting, cleaning and conducting other operations in regulated port areas.  Our vessels that operate in such port areas with restricted cargoes are equipped with vapor recovery systems that satisfy these requirements.  The CAA also requires states to draft State Implementation Plans, or SIPs, designed to attain national health-based air quality standards in primarily major metropolitan and/or industrial areas.  Several SIPs regulate emissions resulting from vessel loading and unloading operations by requiring the installation of vapor control equipment.  As indicated above, our vessels operating in covered port areas are already equipped with vapor recovery systems that satisfy these requirements.  Although a risk exists that new regulations could require significant capital expenditures and otherwise increase our costs, based on the regulations that have been proposed to date, we believe that no material capital expenditures beyond those currently contemplated and no material increase in costs are likely to be required.

On October 9, 2008, the U.S. ratified the amended Annex VI to the MARPOL Convention, addressing air pollution from ships, which went into effect on January 8, 2009.  The EPA and the state of California, however, have each proposed more stringent regulations of air emissions from ocean-going vessels.  On July 24, 2008, the California Air Resources Board of the State of California, or CARB, approved clean-fuel regulations applicable to all vessels sailing within 24 miles of the California coastline whose itineraries call for them to enter any California ports, terminal facilities, or internal or estuarine waters.  The new CARB regulations require such vessels to use low sulfur marine fuels rather than bunker fuel.  By July 1, 2009, such vessels are required to switch either to marine gas oil with a sulfur content of no more than 1.5% or marine diesel oil with a sulfur content of no more than 0.5%. By 2012, only marine gas oil and marine diesel oil fuels with 0.1% sulfur will be allowed.  CARB unilaterally approved the new regulations in spite of legal defeats at both the district and appellate court levels, including that the CAA requires CARB to obtain authorization for the new regulations from the U.S. Environmental Protection Agency. If CARB prevails and the new regulations go into effect as scheduled on July 1, 2009, in the event our vessels were to travel within such waters, these new regulations would require significant expenditures on low-sulfur fuel and would increase our operating costs.  However, although the more stringent proposed CARB regime was superseded when the U.S. ratified and implemented the amended Annex VI.

Our vessels carry cargoes to U.S. waters regularly, and we believe that all of our vessels are suitable to meet OPA and other U.S. environmental requirements and that they would also qualify for trade if chartered to serve U.S. ports.

European Union Restrictions

In July 2003, in response to the MT Prestige oil spill in November 2002, the European Union adopted legislation, which was amended in October 2003, that prohibits all single hull tankers from entering into its ports or offshore terminals by 2010 or earlier, depending on their age.  The European Union has also already banned all single hull tankers carrying heavy grades of oil from entering or leaving its ports or offshore terminals or anchoring in areas under its jurisdiction.  Commencing in 2005, certain single hull tankers above 15 years of age will also be restricted from entering or leaving European Union ports or offshore terminals and anchoring in areas under European Union jurisdiction.

The European Union has also adopted legislation that would: (1) strengthen regulation against manifestly sub-standard vessels (defined as those over 15 years old that have been detained by port authorities at least twice in a six-month period) from European waters and create an obligation of port states to inspect vessels posing a high risk to maritime safety or the marine environment and (2) provide the European Union with greater authority and control over classification societies, including the ability to seek to suspend or revoke the authority of negligent societies. It is difficult to accurately predict what legislation or additional regulations, if any, may be promulgated by the European Union or any other country or authority.

In 2005, the European Union adopted a directive on ship-source pollution, imposing criminal sanctions for intentional, reckless or negligent pollution discharges by ships.  The directive could result in criminal liability for pollution from vessels in waters of EU countries that adopt implementing legislation.  Criminal liability for pollution may result in substantial penalties or fines and increased civil liability claims.

Greenhouse Gas Regulation

In February 2005, the Kyoto Protocol to the United Nations Framework Convention on Climate Change, which we refer to as the Kyoto Protocol, entered into force. Pursuant to the Kyoto Protocol, adopting countries are required to implement national programs to reduce emissions of certain gases, generally referred to as greenhouse gases, which are suspected of contributing to global warming. Currently, the emissions of greenhouse gases from international shipping are not subject to the Kyoto Protocol. However, the European Union has indicated that it intends to propose an expansion of the existing European Union emissions trading scheme to include emissions of greenhouse gases from vessels. In the U.S., the California Attorney General and a coalition of environmental groups in October 2007 petitioned the EPA to regulate greenhouse gas emissions from ocean-going vessels under the CAA. Any passage of climate control legislation or other regulatory initiatives by the IMO, European Union, the U.S. or other countries where we operate that restrict emissions of greenhouse gases could require us to make significant financial expenditures we cannot predict with certainty at this time.

Vessel Security Regulations

Since the terrorist attacks of September 11, 2001, there have been a variety of initiatives intended to enhance vessel security. On November 25, 2002 the U.S. Maritime Transportation Security Act of 2002, or MTSA, came into effect. To implement certain portions of the MTSA, in July 2003 the U.S. Coast Guard issued regulations requiring the implementation of certain security requirements aboard vessels operating in waters subject to the jurisdiction of the U.S. Similarly, in December 2002 amendments to SOLAS created a new chapter of the convention dealing specifically with maritime security. The new chapter became effective in July 2004 and imposes various detailed security obligations on vessels and port authorities, most of which are contained in the International Ship and Port Facilities Security Code, or the ISPS Code. The ISPS Code is designed to protect ports and international shipping against terrorism. After July 1, 2004, to trade internationally a vessel must attain an International Ship Security Certificate, or the ISSC, from a recognized security organization approved by the vessel's flag state. Among the various requirements are:

•
on-board installation of automatic identification systems to provide a means for the automatic transmission of safety-related information from among similarly equipped ships and shore stations, including information on a ship's identity, position, course, speed and navigational status;

•	on-board installation of ship security alert systems, which do not sound on the vessel but only alerts the authorities on shore;

•	the development of vessel security plans;

•	ship identification number to be permanently marked on a vessel's hull;

•
a continuous synopsis record kept onboard showing a vessel's history including the name of the ship and of the state whose flag the ship is entitled to fly, the date on which the ship was registered with that state, the ship's identification number, the port at which the ship is registered and the name of the registered owner(s) and their registered address; and

•	compliance with flag state security certification requirements.

The U.S. Coast Guard regulations, intended to align with international maritime security standards, exempt from MTSA vessel security measures non-U.S. vessels that have on board, as of July 1, 2004, a valid ISSC attesting to the vessel's compliance with SOLAS security requirements and the ISPS Code. We have implemented the various security measures addressed by MTSA, SOLAS and the ISPS Code, and our fleet is in compliance with applicable security requirements.

Inspection by Classification Societies

Classification Societies are independent organizations that establish and apply technical standards in relation to the design, construction and survey of marine facilities including ships and offshore structures. The classification society certifies that the vessel is "in class", signifying that the vessel has been built and maintained in accordance with the rules of the classification society and complies with applicable rules and regulations of the vessel's country of registry and the international conventions of which that country is a member. In addition, where surveys are required by international conventions and corresponding laws of a flag state, the classification society will undertake them on application or by official order, acting on behalf of the authorities concerned.

The classification society also undertakes on request other surveys and checks that are required by regulations and requirements of the flag state. These surveys are subject to agreements made in each individual case and/or to the regulations of the country concerned.

For maintenance of the class, regular and extraordinary surveys of hull, machinery, including the electrical plant, and any special equipment classed are required to be performed as follows:

•
Annual surveys: For seagoing ships, annual surveys are conducted for the hull, machinery, including the electrical plant, and where applicable for special equipment classes, at intervals of 12 months from the date of commencement of the class period indicated on the certificate.

•
Intermediate surveys: Extended annual surveys are referred to as intermediate surveys and typically are conducted two and a half years after commissioning and each class renewal. Intermediate surveys may be carried out on the occasion of the second or third annual survey.

•
Class Renewal surveys: Class renewal surveys, also known as special surveys, are carried out for the ship's hull, machinery, including the electrical plant, and for any special equipment classed, at the intervals indicated by the character of classification for the hull. At the special survey the vessel is thoroughly examined, including ultrasonic thickness gauging to determine the thickness of steel structures. Should the thickness be found to be less than class requirements, the classification society would prescribe steel renewals. The classification society may grant a one year grace period for completion of the special survey. Substantial amounts of money may have to be spent for steel renewals to pass a special survey if the vessel experiences excessive wear and tear. In lieu of the special survey every five years, depending on whether a grace period was granted, a ship owner has the option of arranging with the classification society for the vessel's hull or machinery to be on a continuous survey cycle, in which every part of the vessel would be surveyed within a five year cycle. At an owner's application, the surveys required for class renewal may be split according to an agreed schedule to extend over the entire period of class. This process is referred to as continuous class renewal.

All areas subject to survey as defined by the classification society are required to be surveyed at least once per class period, unless shorter intervals between surveys are prescribed elsewhere. The period between two subsequent surveys of each area must not exceed five years.

Most vessels are also drydocked every 30 to 36 months for inspection of the underwater parts and for repairs related to inspections. If any defects are found, the classification surveyor will issue a recommendation which must be rectified by the ship owner within prescribed time limits.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Matters discussed in this prospectus may constitute forward-looking statements.  The Private Securities Litigation Reform Act of 1995 provides safe harbor protections for forward-looking statements in order to encourage companies to provide prospective information about their business.  Forward-looking statements include, but are not limited to, statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts.

Ship Finance International Limited, or the Company, desires to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement pursuant to this safe harbor legislation.  This prospectus and any other written or oral statements made by us or on our behalf may include forward-looking statements, which reflect our current views with respect to future events and financial performance.  The words "believe," "anticipate," "intend," "estimate," "forecast," "project," "plan," "potential," "may," "should," "expect" and similar expressions identify forward-looking statements.

The forward-looking statements in this document are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties.  Although we believe that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, we cannot assure you that we will achieve or accomplish these expectations, beliefs or projections.

In addition to these important factors and matters discussed elsewhere herein, important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies, fluctuations in currencies and interest rates, general market conditions including fluctuations in charterhire rates and vessel values, changes in demand in the markets in which we operate, changes in demand resulting from changes in OPEC's petroleum production levels and world wide oil consumption and storage, developments regarding the technologies relating to oil exploration, changes in market demand in countries which import commodities and finished goods and changes in the amount and location of the production of those commodities and finished goods, increased inspection procedures and more restrictive import and export controls, changes in our operating expenses, including bunker prices, drydocking and insurance costs, performance of our charterers and other counterparties with whom we deal, timely delivery of vessels under construction within the contracted price, changes in governmental rules and regulations or actions taken by regulatory authorities, potential liability from pending or future litigation, general domestic and international political conditions, potential disruption of shipping routes due to accidents, piracy or political events, and other important factors described under the heading "Risk Factors" in this prospectus, in any applicable prospectus supplement and in our Annual Report on Form 20-F for the year ended December 31, 2007, as well as those described from time to time in the reports filed by the Company with the Securities and Exchange Commission.

This prospectus contains assumptions, expectations, projections, intentions and beliefs about future events.  These statements are intended as forward-looking statements.  We may also from time to time make forward-looking statements in our periodic reports that we will file with the Securities and Exchange Commission, other information sent to our security holders, and other written materials.  We caution that assumptions, expectations, projections, intentions and beliefs about future events may and often do vary from actual results and the differences can be material.

We undertake no obligation to publicly update or revise any forward-looking statements contained in this prospectus, whether as a result of new information, future events or otherwise, except as required by law.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this prospectus might not occur, and our actual results could differ materially from those anticipated in these forward-looking statements.

RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth our unaudited ratio of earnings to fixed charges for each of the preceding five fiscal years.

(Dollars in thousands)		For the years ended December 31,
	2008	2007	2006	2005	2004
Earnings
Net income	$181,611	167,707	180,798	209,546	262,659
Add: Fixed charges	128,795	131,525	113,588	111,935	95,933
	310,406	299,232	294,386	321,481	358,592
Less: Interest capitalized	1,603	1,124	-	-	-
Total Earnings	$308,803	298,108	294,386	321,481	358,592

Fixed Charges
Interest expensed and capitalized	125,018	128,167	110,519	95,411	86,448
Amortization and write-off of capitalized expenses relating to indebtedness	$3,777	3,358	3,069	16,524	9,485
Total Fixed Charges	128,795	131,525	113,588	111,935	95,933

Ratio of Earnings to Fixed Charges	2.40	2.27	2.59	2.87	3.74

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For purposes of computing the consolidated ratio of earnings to fixed charges, earnings consist of net income available to common shareholders plus interest expense and any amortization and write-off of capitalized expenses relating to indebtedness.  Fixed charges consist of interest expense and capitalized interest, the interest portion of rental expense and amortization and write-off of capitalized expenses relating to indebtedness.

USE OF PROCEEDS

Unless we specify otherwise in any prospectus supplement, we will use the net proceeds from the sale of securities offered by this prospectus for capital expenditures, repayment of indebtedness, working capital, to make vessel or other acquisitions and for general corporate purposes.

CAPITALIZATION

Each prospectus supplement will include information on the Company's consolidated capitalization.

ENFORCEMENT OF CIVIL LIABILITIES

Ship Finance International Limited is a Bermuda exempted company and our executive offices are located outside of the U.S. in Hamilton, Bermuda. A majority of our directors, officers and the experts named in the prospectus reside outside the U.S. In addition, a substantial portion of our assets and the assets of our directors, officers and experts are located outside of the U.S. As a result, you may have difficulty serving legal process within the U.S. upon us or any of these persons. You may also have difficulty enforcing, both in and outside the U.S., judgments you may obtain in U.S. courts against us or these persons in any action, including actions based upon the civil liability provisions of U.S. federal or state securities laws.

Furthermore, there is uncertainty as to whether the courts of Bermuda would enter judgments in original actions brought in those courts predicated on U.S. federal or state securities laws.

DESCRIPTION OF CAPITAL STOCK

The following is a description of the material terms of our amended Memorandum of Association and Bye-laws.

Purpose

The Memorandum of Association of the Company has previously been filed as Exhibit 3.1 to Ship Finance International Limited's Registration Statement on Form F-4, SEC File No. 333-115705, filed on May 21, 2004 with the Securities and Exchange Commission and is incorporated by reference herein.

The purposes and powers of the Company are set forth in Items 6(1) and 7(a) through (h) of our Memorandum of Association and in the Second Schedule of the Bermuda Companies Act of 1981.  These purposes include exploring, drilling, moving, transporting and refining petroleum and hydro-carbon products, including oil and oil products; acquiring, owning, chartering, selling, managing and operating ships and aircraft; the entering into of any guarantee, contract, indemnity or suretyship to assure, support, secure, with or without the consideration or benefit, the performance of any obligations of any person or persons; and the borrowing and raising of money in any currency or currencies to secure or discharge any debt or obligation in any manner.

Our Bye-laws

At the 2007 Annual General Meeting of the Company, the shareholders voted to amend the Company's Bye-laws to ensure conformity with recent revisions to the Bermuda Companies Act 1981, as amended. These amended Bye-laws of the Company, as adopted by the Company's shareholders on September 28, 2007 have been filed as Exhibit 1 to the Company's 6-K filed on October 22, 2007, and are hereby incorporated by reference into this prospectus.

Bermuda law permits the Bye-laws of a Bermuda company to contain provisions excluding personal liability of a director, alternate director, officer, member of a committee authorized under Bye-law 98, resident representative or their respective heirs, executors or administrators to the company for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the officer or person may be guilty.  Bermuda law also grants companies the power generally to indemnify directors, alternate directors and officers of the Company and any members authorized under Bye-law 98, resident representatives or their respective heirs, executors or administrators if any such person was or is a party or threatened to be made a party to a threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director, alternate director or officer of the Company or member of a committee authorized under Bye-law 98, resident representative or their respective heirs, executors or administrators or was serving in a similar capacity for another entity at the company's request.

Our shareholders have no pre-emptive, subscription, redemption, conversion or sinking fund rights. Shareholders are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. Shareholders have no cumulative voting rights. Shareholders are entitled to dividends if and when they are declared by our Board of Directors, subject to any preferred dividend right of holders of any preference shares. Directors to be elected by shareholders require a simple majority of votes cast at a meeting at which a quorum is present. For all other matters, unless a different majority is required by law or our Bye-laws, resolutions to be approved by shareholders require approval by a simple majority of votes cast at a meeting at which a quorum is present.

Upon our liquidation, dissolution or winding up, shareholders will be entitled under Bermuda law to receive, ratably, our net assets available after the payment of all our debts and liabilities and any preference amount owed to any preference shareholders. The rights of shareholders, including the right to elect directors, are subject to the rights of any series of preference shares we may issue in the future.

Under our Bye-laws, annual meetings of shareholders will be held at a time and place selected by our Board of Directors each calendar year. Special meetings of shareholders may be called by our Board of Directors at any time and, pursuant to Bermuda law, special meetings must be called at the request of shareholders holding at least 10% of our paid-up share capital carrying the right to vote at general meetings. Under our Bye-laws, five days' notice of an annual meeting or any special meeting must be given to each shareholder entitled to vote at that meeting. Under Bermuda law, accidental failure to give notice will not invalidate proceedings at a meeting. Our Board of Directors may set a record date at any time before or after any date on which such notice is dispatched.

Special rights attaching to any class of our shares may be altered or abrogated with the consent in writing of not less than 75% of the issued shares of that class or with the sanction of a resolution passed at a separate general meeting of the holders of such shares voting in person or by proxy.

Our Bye-laws do not prohibit a director from being a party to, or otherwise having an interest in, any transaction or arrangement with the Company or in which the Company is otherwise interested.  Our Bye-laws provide our Board of Directors the authority to exercise all of the powers of the Company to borrow money and to mortgage or charge all or any part of our property and assets as collateral security for any debt, liability or obligation.  Our directors are not required to retire because of their age, and our directors are not required to be holders of our common shares.  Directors serve for one year terms, and shall serve until re-elected or until their successors are appointed at the next annual general meeting.

Our Bye-laws provide that no director, alternate director, officer, person or member of a committee authorized under Bye-law 98, if any, resident representative, or his heirs, executors or administrators, which we refer to collectively as an indemnitee, is liable for the acts, receipts, neglects, or defaults of any other such person or any person involved in our formation, or for any loss or expense incurred by us through the insufficiency or deficiency of title to any property acquired by us, or for the insufficiency or deficiency of any security in or upon which any of our monies shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, or tortuous act of any person with whom any monies, securities, or effects shall be deposited, or for any loss occasioned by any error of judgment, omission, default, or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in relation to the execution of his duties, or supposed duties, to us or otherwise in relation thereto.  Each indemnitee will be indemnified and held harmless out of our funds to the fullest extent permitted by Bermuda law against all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him as such director, alternate director, officer, committee member or resident representative in his reasonable belief that he has been so appointed or elected notwithstanding any defect in such appointment or election.  In addition, each indemnitee shall be indemnified against all liabilities incurred in defending any proceedings, whether civil or criminal, in which judgment is given in such indemnitee's favor, or in which he is acquitted.  We are authorized to purchase insurance to cover any liability an indemnitee may incur under the indemnification provisions of our Bye-laws.

Authorized Capitalization

Under our amended Memorandum of Association, our authorized capital consists of 125,000,000 common shares, which may include related purchase rights for our common or preferred shares, having a par value of $1.00 each, of which 72,743,737 are issued and outstanding as of March 18, 2009.

Share History

We were formed in October of 2003 with an authorized share capital of $12,000, divided into shares of $1.00 each.  In connection with our partial spin-off from Frontline in June 2004, our authorized share capital was increased to 125,000,000 shares, each having a par value of $1.00, of which 73,925,837 were issued and outstanding immediately after the partial spin-off.  In July 2004, we issued 1,600,000 common shares in a private placement for the price of $15.75 per share.  Immediately following the issuance of these shares our total outstanding shares were 75,525,837.  Between November 2004 and January 2006 the Company purchased and cancelled 2,782,100 shares, leaving issued share capital of 72,743,737 common shares at December 31, 2007 and 2006.

In November 2006, the Board of Directors approved the Ship Finance International Limited Share Option Scheme, or the Option Scheme.  The Option Scheme permits the Board of Directors, at its discretion, to grant options to employees and directors of the Company or its subsidiaries.  The fair value cost of options granted is recognized in the statement of operations, with a corresponding amount credited to contributed surplus.

In October 2007, the Board of Directors of the Company approved a share repurchase program of up to seven million shares. Initially the program is to be financed through the use of Total Return Swap, or TRS, transactions indexed to the Company's own shares, whereby the counterparty acquires shares in the Company, and the Company carries the risk of fluctuations in the share price of the acquired shares. The settlement amount for each TRS transaction will be (A) the proceeds on sale of the shares plus all dividends received by the counterparty while holding the shares, less (B) the cost of purchasing the shares and the counterparty's financing costs. Settlement will be either a payment from or to the counterparty, depending on whether A is more or less than B.  There is no obligation for the Company to purchase any shares from the counterparty and this arrangement has been recorded as a derivative transaction, with the fair value of each TRS recognized as an asset or liability and changes in fair values recognized in the consolidated statement of operations.  The Company did not repurchase any common shares for cancellation in 2008.

Common Shares

Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of shareholders. Subject to preferences that may be applicable to any outstanding preferred shares, holders of common shares are entitled to receive ratably all dividends, if any, declared by our Board of Directors out of funds legally available for dividends. Upon our dissolution or liquidation or the sale of all or substantially all of our assets, after payment in full of all amounts required to be paid to creditors and to the holders of preferred shares having liquidation preferences, if any, the holders of our common shares will be entitled to receive pro rata our remaining assets available for distribution. Holders of common shares do not have conversion, redemption or preemptive rights to subscribe to any of our securities. The rights, preferences and privileges of holders of common shares are subject to the rights of the holders of any preferred shares which we may issue in the future.

Preferred Shares

The material terms of any series of preferred shares that we offer through a prospectus supplement will be described in that prospectus supplement.  Our Board of Directors is authorized to provide for the issuance of preferred shares in one or more series with designations as may be stated in the resolution or resolutions providing for the issue of such preferred shares.  At the time that any series of our preferred shares is authorized, our Board of Directors will fix the dividend rights, any conversion rights, any voting rights, redemption provisions, liquidation preferences and any other rights, preferences, privileges and restrictions of that series, as well as the number of shares constituting that series and their designation.  Our Board of Directors could, without shareholder approval, cause us to issue preferred stock which has voting, conversion and other rights that could adversely affect the holders of our common shares or make it more difficult to effect a change in control.  Our preferred shares could be used to dilute the share ownership of persons seeking to obtain control of us and thereby hinder a possible takeover attempt which, if our shareholders were offered a premium over the market value of their shares, might be viewed as being beneficial to our shareholders. In addition, our preferred shares could be issued with voting, conversion and other rights and preferences which would adversely affect the voting power and other rights of holders of our common shares.

Warrants

We may issue warrants to purchase our debt or equity securities or securities of third parties or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing.  Warrants may be issued independently or together with any other securities and may be attached to, or separate from, such securities.  Each series of warrants will be issued under a separate warrant agreement to be entered into between us and a warrant agent.  The terms of any warrants to be issued and a description of the material provisions of the applicable warrant agreement will be set forth in the applicable prospectus supplement.

The applicable prospectus supplement will describe the following terms of any warrants in respect of which this prospectus is being delivered:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, in which the price of such warrants will be payable;

•
the securities or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing, purchasable upon exercise of such warrants;

•	the price at which and the currency or currencies, in which the securities or other rights purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right shall expire;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of any material U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

DESCRIPTION OF OTHER SECURITIES

Debt Securities

We may issue debt securities from time to time in one or more series, under one or more indentures, each dated as of a date on or prior to the issuance of the debt securities to which it relates.  We may issue senior debt securities and subordinated debt securities pursuant to separate indentures, a senior indenture and a subordinated indenture, respectively, in each case between us and the trustee named in the indenture.  These indentures will be filed either as exhibits to an amendment to this Registration Statement or to a prospectus supplement, or as an exhibit to a Securities Exchange Act of 1934, or Exchange Act, report that will be incorporated by reference to the Registration Statement or a prospectus supplement.  We will refer to any or all of these reports as "subsequent filings".  The senior indenture and the subordinated indenture, as amended or supplemented from time to time, are sometimes referred to individually as an "indenture" and collectively as the "indentures".  Each indenture will be subject to and governed by the Trust Indenture Act.  The aggregate principal amount of debt securities which may be issued under each indenture will be unlimited and each indenture will contain the specific terms of any series of debt securities or provide that those terms must be set forth in or determined pursuant to, an authorizing resolution, as defined in the applicable prospectus supplement, and/or a supplemental indenture, if any, relating to such series.

Certain of our subsidiaries may guarantee the debt securities we offer.  Those guarantees may or may not be secured by liens, mortgages, and security interests in the assets of those subsidiaries.  The terms and conditions of any such subsidiary guarantees, and a description of any such liens, mortgages or security interests, will be set forth in the prospectus supplement that will accompany this prospectus.

Our statements below relating to the debt securities and the indentures are summaries of their anticipated provisions, are not complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the applicable indenture and any applicable U.S. federal income tax considerations as well as any applicable modifications of or additions to the general terms described below in the applicable prospectus supplement or supplemental indenture.

General

Neither indenture limits the amount of debt securities which may be issued.  The debt securities may be issued in one or more series.  The senior debt securities will be unsecured and will rank on a parity with all of our other unsecured and unsubordinated indebtedness.  Each series of subordinated debt securities will be unsecured and subordinated to all present and future senior indebtedness.  Any such debt securities will be described in an accompanying prospectus supplement.

You should read the subsequent filings relating to the particular series of debt securities for the following terms of the offered debt securities:

•	the designation, aggregate principal amount and authorized denominations;

•	the issue price, expressed as a percentage of the aggregate principal amount;

•	the maturity date;

•	the interest rate per annum, if any;

•
if the offered debt securities provide for interest payments, the date from which interest will accrue, the dates on which interest will be payable, the date on which payment of interest will commence and the regular record dates for interest payment dates;

•
the date, if any, after which and the price or prices at which the offered debt securities may be optionally redeemed or must be mandatorily redeemed and any other terms and provisions of optional or mandatory redemptions;

•	any events of default not set forth in this prospectus;

•	the currency or currencies, including composite currencies, in which principal, premium and interest will be payable, if other than the currency of the U.S.;

•	whether interest will be payable in cash or additional securities at our or the holder's option and the terms and conditions upon which the election may be made;

•	any restrictive covenants or other material terms relating to the offered debt securities, which may not be inconsistent with the applicable indenture;

•	whether the offered debt securities will be issued in the form of global securities or certificates in registered or bearer form;

•	any terms with respect to subordination;

•	any listing on any securities exchange or quotation system; and

•	the applicability of any guarantees.

Subsequent filings may include additional terms not listed above.  Unless otherwise indicated in subsequent filings with the Commission relating to the indenture, principal, premium and interest will be payable and the debt securities will be transferable at the corporate trust office of the applicable trustee.  Unless other arrangements are made or set forth in subsequent filings or in a supplemental indenture, principal, premium and interest will be paid by checks mailed to the holders at their registered addresses.

Unless otherwise indicated in subsequent filings with the Commission, the debt securities will be issued only in fully registered form without coupons, in denominations of $1,000 or any integral multiple thereof.  No service charge will be made for any transfer or exchange of the debt securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with these debt securities.

Some or all of the debt securities may be issued as discounted debt securities, bearing no interest or interest at a rate which at the time of issuance is below market rates, to be sold at a substantial discount below the stated principal amount.  U.S. federal income tax consequences and other special considerations applicable to any discounted securities will be described in subsequent filings with the Commission relating to those securities.

We refer you to applicable subsequent filings with respect to any deletions or additions or modifications from the description contained in this prospectus.

Senior Debt

We will issue senior debt securities under the senior debt indenture.  These senior debt securities will rank on an equal basis with all our other unsecured debt except subordinated debt.

Subordinated Debt

We will issue subordinated debt securities under the subordinated debt indenture.  Subordinated debt will rank subordinate and junior in right of payment, to the extent set forth in the subordinated debt indenture, to all our senior debt (both secured and unsecured).

In general, the holders of all senior debt are first entitled to receive payment of the full amount unpaid on senior debt before the holders of any of the subordinated debt securities are entitled to receive a payment on account of the principal or interest on the indebtedness evidenced by the subordinated debt securities in certain events.

If we default in the payment of any principal of, or premium, if any, or interest on any senior debt when it becomes due and payable after any applicable grace period, then, unless and until the default is cured or waived or ceases to exist, we cannot make a payment on account of or redeem or otherwise acquire the subordinated debt securities.

If there is any insolvency, bankruptcy, liquidation or other similar proceeding relating to us or our property, then all senior debt must be paid in full before any payment may be made to any holders of subordinated debt securities.

Furthermore, if we default in the payment of the principal of and accrued interest on any subordinated debt securities that is declared due and payable upon an event of default under the subordinated debt indenture, holders of all our senior debt will first be entitled to receive payment in full in cash before holders of such subordinated debt can receive any payments.

Senior debt means:

•
the principal, premium, if any, interest and any other amounts owing in respect of our indebtedness for money borrowed and indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by us, including the senior debt securities or letters of credit;

•	all capitalized lease obligations;

•	all hedging obligations;

•	all obligations representing the deferred purchase price of property; and

•	all deferrals, renewals, extensions and refundings of obligations of the type referred to above;

but senior debt does not include:

•	subordinated debt securities; and

•	any indebtedness that by its terms is subordinated to, or ranks on an equal basis with, our subordinated debt securities.

Covenants

Any series of offered debt securities may have covenants in addition to or differing from those included in the applicable indenture which will be described in subsequent filings prepared in connection with the offering of such securities, limiting or restricting, among other things:

•	the ability of us or our subsidiaries to incur either secured or unsecured debt, or both;

•	the ability to make certain payments, dividends, redemptions or repurchases;

•	our ability to create dividend and other payment restrictions affecting our subsidiaries;

•	our ability to make investments;

•	mergers and consolidations by us or our subsidiaries;

•	sales of assets by us;

•	our ability to enter into transactions with affiliates;

•	our ability to incur liens; and

•	sale and leaseback transactions.

Modification of the Indentures

Each indenture and the rights of the respective holders may be modified by us only with the consent of holders of not less than a majority in aggregate principal amount of the outstanding debt securities of all series under the respective indenture affected by the modification, taken together as a class.  But no modification that:

(1)	changes the amount of securities whose holders must consent to an amendment, supplement or waiver;

(2)
reduces the rate of or changes the interest payment time on any security or alters its redemption provisions (other than any alteration to any such section which would not materially adversely affect the legal rights of any holder under the indenture) or the price at which we are required to offer to purchase the securities;

(3)	reduces the principal or changes the maturity of any security or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation;

(4)
waives a default or event of default in the payment of the principal of or interest, if any, on any security (except a rescission of acceleration of the securities of any series by the holders of at least a majority in principal amount of the outstanding securities of that series and a waiver of the payment default that resulted from such acceleration);

(5)	makes the principal of or interest, if any, on any security payable in any currency other than that stated in the security;

(6)
makes any change with respect to holders' rights to receive principal and interest, the terms pursuant to which defaults can be waived, certain modifications affecting shareholders or certain currency-related issues; or

(7)	waives a redemption payment with respect to any security or change any of the provisions with respect to the redemption of any securities will be effective against any holder without his consent.  In addition, other terms as specified in subsequent filings may be modified without the consent of the holders.

Events of Default

Each indenture defines an event of default for the debt securities of any series as being any one of the following events:

•	default in any payment of interest when due which continues for 30 days;

•	default in any payment of principal or premium when due;

•	default in the deposit of any sinking fund payment when due;

•	default in the performance of any covenant in the debt securities or the applicable indenture which continues for 60 days after we receive notice of the default;

•
default under a bond, debenture, note or other evidence of indebtedness for borrowed money by us or our subsidiaries (to the extent we are directly responsible or liable therefor) having a principal amount in excess of a minimum amount set forth in the applicable subsequent filing, whether such indebtedness now exists or is hereafter created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled or cured within 30 days after we receive notice of the default; and

•	events of bankruptcy, insolvency or reorganization.

An event of default of one series of debt securities does not necessarily constitute an event of default with respect to any other series of debt securities.

There may be such other or different events of default as described in an applicable subsequent filing with respect to any class or series of offered debt securities.

In case an event of default occurs and continues for the debt securities of any series, the applicable trustee or the holders of not less than 25% in aggregate principal amount of the debt securities then outstanding of that series may declare the principal and accrued but unpaid interest of the debt securities of that series to be due and payable.  Any event of default for the debt securities of any series which has been cured may be waived by the holders of a majority in aggregate principal amount of the debt securities of that series then outstanding.

Each indenture requires us to file annually after debt securities are issued under that indenture with the applicable trustee a written statement signed by two of our officers as to the absence of material defaults under the terms of that indenture.  Each indenture provides that the applicable trustee may withhold notice to the holders of any default if it considers it in the interest of the holders to do so, except notice of a default in payment of principal, premium or interest.

Subject to the duties of the trustee in case an event of default occurs and continues, each indenture provides that the trustee is under no obligation to exercise any of its rights or powers under that indenture at the request, order or direction of holders unless the holders have offered to the trustee reasonable indemnity.  Subject to these provisions for indemnification and the rights of the trustee, each indenture provides that the holders of a majority in principal amount of the debt securities of any series then outstanding have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee as long as the exercise of that right does not conflict with any law or the indenture.

Defeasance and Discharge

The terms of each indenture provide us with the option to be discharged from any and all obligations in respect of the debt securities issued thereunder upon the deposit with the trustee, in trust, of money or U.S. government obligations, or both, which through the payment of interest and principal in accordance with their terms will provide money in an amount sufficient to pay any installment of principal, premium and interest on, and any mandatory sinking fund payments in respect of, the debt securities on the stated maturity of the payments in accordance with the terms of the debt securities and the indenture governing the debt securities.  This right may only be exercised if, among other things, we have received from, or there has been published by, the U.S. Internal Revenue Service a ruling to the effect that such a discharge will not be deemed, or result in, a taxable event with respect to holders.  This discharge would not apply to our obligations to register the transfer or exchange of debt securities, to replace stolen, lost or mutilated debt securities, to maintain paying agencies and hold moneys for payment in trust.

Defeasance of Certain Covenants

The terms of the debt securities provide us with the right to omit complying with specified covenants and that specified events of default described in a subsequent filing will not apply. In order to exercise this right, we will be required to deposit with the trustee money or U.S. government obligations, or both, which through the payment of interest and principal will provide money in an amount sufficient to pay principal, premium, if any, and interest on, and any mandatory sinking fund payments in respect of, the debt securities on the stated maturity of such payments in accordance with the terms of the debt securities and the indenture governing such debt securities. We will also be required to deliver to the trustee an opinion of counsel to the effect that the deposit and related covenant defeasance should not cause the holders of such series to recognize income, gain or loss for U.S. federal income tax purposes.

A subsequent filing may further describe the provisions, if any, of any particular series of offered debt securities permitting a discharge defeasance.

Subsidiary Guarantees

Certain of our subsidiaries may guarantee the debt securities we offer.  In that case, the terms and conditions of the subsidiary guarantees will be set forth in the applicable prospectus supplement.  Unless we indicate differently in the applicable prospectus supplement, if any of our subsidiaries guarantee any of our debt securities that are subordinated to any of our senior indebtedness, then the subsidiary guarantees will be subordinated to the senior indebtedness of such subsidiary to the same extent as our debt securities are subordinated to our senior indebtedness.

Global Securities

The debt securities of a series may be issued in whole or in part in the form of one or more global securities that will be deposited with, or on behalf of, a depository identified in an applicable subsequent filing and registered in the name of the depository or a nominee for the depository. In such a case, one or more global securities will be issued in a denomination or aggregate denominations equal to the portion of the aggregate principal amount of outstanding debt securities of the series to be represented by the global security or securities. Unless and until it is exchanged in whole or in part for debt securities in definitive certificated form, a global security may not be transferred except as a whole by the depository for the global security to a nominee of the depository or by a nominee of the depository to the depository or another nominee of the depository or by the depository or any nominee to a successor depository for that series or a nominee of the successor depository and except in the circumstances described in an applicable subsequent filing.

We expect that the following provisions will apply to depository arrangements for any portion of a series of debt securities to be represented by a global security.  Any additional or different terms of the depository arrangement will be described in an applicable subsequent filing.

Upon the issuance of any global security, and the deposit of that global security with or on behalf of the depository for the global security, the depository will credit, on its book-entry registration and transfer system, the principal amounts of the debt securities represented by that global security to the accounts of institutions that have accounts with the depository or its nominee. The accounts to be credited will be designated by the underwriters or agents engaging in the distribution of the debt securities or by us, if the debt securities are offered and sold directly by us. Ownership of beneficial interests in a global security will be limited to participating institutions or persons that may hold interest through such participating institutions.  Ownership of beneficial interests by participating institutions in the global security will be shown on, and the transfer of the beneficial interests will be effected only through, records maintained by the depository for the global security or by its nominee.  Ownership of beneficial interests in the global security by persons that hold through participating institutions will be shown on, and the transfer of the beneficial interests within the participating institutions will be effected only through, records maintained by those participating institutions. The laws of some jurisdictions may require that purchasers of securities take physical delivery of the securities in certificated form.  The foregoing limitations and such laws may impair the ability to transfer beneficial interests in the global securities.

So long as the depository for a global security, or its nominee, is the registered owner of that global security, the depository or its nominee, as the case may be, will be considered the sole owner or holder of the debt securities represented by the global security for all purposes under the applicable indenture.  Unless otherwise specified in an applicable subsequent filing and except as specified below, owners of beneficial interests in the global security will not be entitled to have debt securities of the series represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of debt securities of the series in certificated form and will not be considered the holders thereof for any purposes under the indenture. Accordingly, each person owning a beneficial interest in the global security must rely on the procedures of the depository and, if such person is not a participating institution, on the procedures of the participating institution through which the person owns its interest, to exercise any rights of a holder under the indenture.

The depository may grant proxies and otherwise authorize participating institutions to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a holder is entitled to give or take under the applicable indenture. We understand that, under existing industry practices, if we request any action of holders or any owner of a beneficial interest in the global security desires to give any notice or take any action a holder is entitled to give or take under the applicable indenture, the depository would authorize the participating institutions to give the notice or take the action, and participating institutions would authorize beneficial owners owning through such participating institutions to give the notice or take the action or would otherwise act upon the instructions of beneficial owners owning through them.

Unless otherwise specified in an applicable subsequent filings, payments of principal, premium and interest on debt securities represented by global security registered in the name of a depository or its nominee will be made by us to the depository or its nominee, as the case may be, as the registered owner of the global security.

We expect that the depository for any debt securities represented by a global security, upon receipt of any payment of principal, premium or interest, will credit participating institutions' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of the depository.  We also expect that payments by participating institutions to owners of beneficial interests in the global security held through those participating institutions will be governed by standing instructions and customary practices, as is now the case with the securities held for the accounts of customers registered in street names, and will be the responsibility of those participating institutions. None of us, the trustees or any agent of ours or the trustees will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in a global security, or for maintaining, supervising or reviewing any records relating to those beneficial interests.

Unless otherwise specified in the applicable subsequent filings, a global security of any series will be exchangeable for certificated debt securities of the same series only if:

•
the depository for such global securities notifies us that it is unwilling or unable to continue as depository or such depository ceases to be a clearing agency registered under the Exchange Act and, in either case, a successor depository is not appointed by us within 90 days after we receive the notice or become aware of the ineligibility;

•	we in our sole discretion determine that the global securities shall be exchangeable for certificated debt securities; or

•	there shall have occurred and be continuing an event of default under the applicable indenture with respect to the debt securities of that series.

Upon any exchange, owners of beneficial interests in the global security or securities will be entitled to physical delivery of individual debt securities in certificated form of like tenor and terms equal in principal amount to their beneficial interests, and to have the debt securities in certificated form registered in the names of the beneficial owners, which names are expected to be provided by the depository's relevant participating institutions to the applicable trustee.

In the event that the Depository Trust Company, or DTC, acts as depository for the global securities of any series, the global securities will be issued as fully registered securities registered in the name of Cede & Co., DTC's partnership nominee.

DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.  DTC holds securities that its participating institutions deposit with DTC.  DTC also facilitates the settlement among participating institutions of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participating institutions' accounts, thereby eliminating the need for physical movement of securities certificates.  Direct participating institutions include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. DTC is owned by a number of its direct participating institutions and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others, such as securities brokers and dealers and banks and trust companies that clear through or maintain a custodial relationship with a direct participating institution, either directly or indirectly. The rules applicable to DTC and its participating institutions are on file with the Commission.

To facilitate subsequent transfers, the debt securities may be registered in the name of DTC's nominee, Cede & Co.  The deposit of the debt securities with DTC and their registration in the name of Cede & Co. will effect no change in beneficial ownership.  DTC has no knowledge of the actual beneficial owners of the debt securities.  DTC's records reflect only the identity of the direct participating institutions to whose accounts debt securities are credited, which may or may not be the beneficial owners.  The participating institutions remain responsible for keeping account of their holdings on behalf of their customers.

Delivery of notices and other communications by DTC to direct participating institutions, by direct participating institutions to indirect participating institutions, and by direct participating institutions and indirect participating institutions to beneficial owners of debt securities are governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect.

Neither DTC nor Cede & Co. consents or votes with respect to the debt securities.  Under its usual procedures, DTC mails a proxy to the issuer as soon as possible after the record date.  The proxy assigns Cede & Co.'s consenting or voting rights to those direct participating institution to whose accounts the debt securities are credited on the record date.

If applicable, redemption notices shall be sent to Cede & Co.  If less than all of the debt securities of a series represented by global securities are being redeemed, DTC's practice is to determine by lot the amount of the interest of each direct participating institution in that issue to be redeemed.

To the extent that any debt securities provide for repayment or repurchase at the option of the holders thereof, a beneficial owner shall give notice of any option to elect to have its interest in the global security repaid by us, through its participating institution, to the applicable trustee, and shall effect delivery of the interest in a global security by causing the direct participating institution to transfer the direct participating institution's interest in the global security or securities representing the interest, on DTC's records, to the applicable trustee. The requirement for physical delivery of debt securities in connection with a demand for repayment or repurchase will be deemed satisfied when the ownership rights in the global security or securities representing the debt securities are transferred by direct participating institutions on DTC's records.

DTC may discontinue providing its services as securities depository for the debt securities at any time.  Under such circumstances, in the event that a successor securities depository is not appointed, debt security certificates are required to be printed and delivered as described above.

We may decide to discontinue use of the system of book-entry transfers through the securities depository.  In that event, debt security certificates will be printed and delivered as described above.

The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.

Purchase Contracts

We may issue purchase contracts for the purchase or sale of:

•
debt or equity securities issued by us or securities of third parties, a basket of such securities, an index or indices of such securities or any combination of the above as specified in the applicable prospectus supplement;

•	currencies; or

•	commodities.

Each purchase contract will entitle the holder thereof to purchase or sell, and obligate us to sell or purchase, on specified dates, such securities, currencies or commodities at a specified purchase price, which may be based on a formula, all as set forth in the applicable prospectus supplement.  We may, however, satisfy our obligations, if any, with respect to any purchase contract by delivering the cash value of such purchase contract or the cash value of the property otherwise deliverable or, in the case of purchase contracts on underlying currencies, by delivering the underlying currencies, as set forth in the applicable prospectus supplement.  The applicable prospectus supplement will also specify the methods by which the holders may purchase or sell such securities, currencies or commodities and any acceleration, cancellation or termination provisions or other provisions relating to the settlement of a purchase contract.

The purchase contracts may require us to make periodic payments to the holders thereof or vice versa, which payments may be deferred to the extent set forth in the applicable prospectus supplement, and those payments may be unsecured or prefunded on some basis.  The purchase contracts may require the holders thereof to secure their obligations in a specified manner to be described in the applicable prospectus supplement.  Alternatively, purchase contracts may require holders to satisfy their obligations thereunder when the purchase contracts are issued.  Our obligation to settle such pre-paid purchase contracts on the relevant settlement date may constitute indebtedness.  Accordingly, pre-paid purchase contracts will be issued under either the senior indenture or the subordinated indenture.

Units

As specified in the applicable prospectus supplement, we may issue units consisting of one or more purchase contracts, warrants, debt securities, preferred shares, common shares or any combination of such securities.  The applicable prospectus supplement will describe:

•
the terms of the units and of the purchase contracts, warrants, debt securities, preferred shares and common shares comprising the units, including whether and under what circumstances the securities comprising the units may be traded separately;

•	a description of the terms of any unit agreement governing the units; and

•	a description of the provisions for the payment, settlement, transfer or exchange or the units.

EXPENSES

The following are the estimated expenses of the issuance and distribution of the securities being registered under the Registration Statement of which this prospectus forms a part, all of which will be paid by us.

SEC registration fee	$27,900
Blue sky fees and expenses	$	*
Printing and engraving expenses	$	*
Legal fees and expenses	$	*
Rating agency fees	$	*
Accounting fees and expenses	$	*
Indenture trustee fees and expenses	$	*
Miscellaneous	$	*

Total	$	*

* To be provided by a prospectus supplement or as an exhibit to a Report on Form 6-K that is incorporated by reference into this prospectus.

LEGAL MATTERS

The validity of the securities offered by this prospectus have been passed upon for us by Mello, Jones & Martin with respect to matters of Bermuda law.

PLAN OF DISTRIBUTION

We may sell or distribute the securities included in this prospectus and may sell our common shares through underwriters, through agents, to dealers, in private transactions, at market prices prevailing at the time of sale, at prices related to the prevailing market prices, or at negotiated prices.

In addition, we may sell some or all of our common shares included in this prospectus through;

•	a block trade in which a broker-dealer may resell a portion of the block, as principal, in order to facilitate the transaction;

•	purchases by a broker-dealer, as principal, and resale by the broker-dealer for its account; or

•	ordinary brokerage transactions and transactions in which a broker solicits purchasers.

In addition, we may enter into option or other types of transactions that require us or them to deliver common shares to a broker-dealer, who will then resell or transfer the common shares under this prospectus.  We may enter into hedging transactions with respect to our securities.  For example, we may:

•	enter into transactions involving short sales of the common shares by broker-dealers;

•	sell common shares short ourselves and deliver the shares to close out short positions;

•	enter into option or other types of transactions that require us to deliver common shares to a broker-dealer, who will then resell or transfer the common shares under this prospectus; or

•	loan or pledge the common shares to a broker-dealer, who may sell the loaned shares or, in the event of default, sell the pledged shares.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions.  If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions.  If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock.  The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).  In addition, we may otherwise loan or pledge securities to a financial institution or other third party that in turn may sell the securities short using this prospectus.  Such financial institution or other third party may transfer its economic short position to investors in our securities or in connection with a concurrent offering of other securities.

Any broker-dealers or other persons acting on our behalf may be deemed to be underwriters and any commissions received or profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended, or the Securities Act.

At the time that any particular offering of securities is made, to the extent required by the Securities Act, a prospectus supplement will be distributed, setting forth the terms of the offering, including the aggregate number of securities being offered, the purchase price of the securities, the initial offering price of the securities, the names of any underwriters, dealers or agents, any discounts, commissions and other items constituting compensation from us and any discounts, commissions or concessions allowed or reallowed or paid to dealers.

Underwriters or agents could make sales in privately negotiated transactions and/or any other method permitted by law, including sales deemed to be an at-the-market offering as defined in Rule 415 promulgated under the Securities Act, which includes sales made directly on or through the New York Stock Exchange, the existing trading market for our common shares, or sales made to or through a market maker other than on an exchange. At-the-market offerings, if any, may be conducted by underwriters acting as principal or agent of Ship Finance, who may also be third party sellers of our securities as discussed above.

We will bear costs relating to all of the securities being registered under this Registration Statement.

As a result of requirements of the Financial Industry Regulatory Authority (FINRA), formerly the National Association of Securities Dealers, Inc. (NASD), the maximum commission or discount to be received by any FINRA member or independent broker/dealer may not be greater than eight percent (8%) of the gross proceeds received by us for the sale of any securities.  If more than 10% of the net proceeds of any offering of common shares made under this prospectus will be received by FINRA members participating in the offering or affiliates or associated persons of such FINRA members, the offering will be conducted in accordance with NASD Conduct Rule 2710(h).

EXPERTS

The consolidated financial statements of Ship Finance International Limited appearing in the Company's Annual Report on Form 20-F for the year ended December 31, 2007, have been audited by MSPC, Certified Public Accountants and Advisors, A Professional Corporation, as stated in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

As required by the Securities Act, we filed a registration statement relating to the securities offered by this prospectus with the Commission.  This prospectus is a part of that registration statement, which includes additional information.

Government Filings

We file annual and special reports within the Commission.  You may read and copy any document that we file and obtain copies at prescribed rates from the Commission's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling 1 (800) SEC-0330.  The Commission maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission.  In addition, you can obtain information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.  Further information about our company is available on our website at http://www.shipfinance.bm.

Information Incorporated by Reference

The Commission allows us to "incorporate by reference" information that we file with it. This means that we can disclose important information to you by referring you to those filed documents. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the Commission prior to the termination of this offering will also be considered to be part of this prospectus and will automatically update and supersede previously filed information, including information contained in this prospectus.

We incorporate by reference the documents listed below and any future filings made with the Commission under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

•
Annual Report on Form 20-F for the year ended December 31, 2007, filed with the Commission on March 17, 2008, which contains audited consolidated financial statements for the most recent fiscal year for which those statements have been filed.

•
Our Report on Form 6-K filed with the Commission on May 19, 2008 containing our press release  announcing our acquisition of an ultra-deepwater drillship and our intention to increase our quarterly dividend.

•	Our Report on Form 6-K filed with the Commission on July 31, 2008 containing our press release announcing our sale of two newbuilding Suezmax crude oil tankers under construction in China.

•	Our Report on Form 6-K filed with the Commission on August 15, 2008 containing our press release announcing the proposed appointment of Mr. Hans Petter Aas to our Board of Directors.

•
Our Report on Form 6-K filed with the Commission on September 16, 2008 containing our press release announcing our entry into an agreement to acquire two newbuilding, ultra-deepwater semi-submersible drilling rigs.

•
Our Report on Form 6-K filed with the Commission on September 22, 2008 containing our press release announcing that our 2008 Annual General Meeting was duly held on September 19, 2008 in Hamilton, Bermuda.

•
Our Report on Form 6-K filed with the Commission on November 6, 2008 containing our press release announcing our termination of an agreement to acquire three seismic vessels from SCAN Geophysical ASA and the appointment of Ms. Cecilie Astrup Fredriksen to our Board of Directors.

•
Our Report on Form 6-K filed with the Commission on December 5, 2008, containing the unaudited consolidated interim financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company for the nine months ended September 30, 2008.

•
Our Report on Form 6-K filed with the Commission on February 26, 2009 containing our press release announcing our preliminary fourth quarter 2008 financial results and declaration of a quarterly dividend of $0.30 per share payable in cash, or at the election of the shareholder, in our newly issued common shares.

•	Our Report on Form 6-K filed with the Commission on March 4, 2009 containing our press release announcing changes in our Board of Directors.

•	Our Report on Form 6-K filed with the Commission on March 4, 2009 containing our press release announcing the termination of an agreement to acquire two Capesize dry-bulk vessels.

•
Our Report on Form 6-K filed with the Commission on March 6, 2009 containing a copy of the ATM Equity OfferingSM Sales Agreement dated December 5, 2008, made by and between us and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

•	Our Report on Form 6-K filed with the Commission on March 9, 2009 containing our press release announcing our dividend information for the fourth quarter of 2008.

•
The description of our dividend reinvestment and direct stock purchase plan contained in our Registration Statement on Form F-3, (File No. 333-150125), filed with the Commission on April 7, 2008 and any amendment or report filed for the purpose of updating that description.

We are also incorporating by reference all subsequent annual reports on Form 20-F that we file with the Commission and current reports on Form 6-K that we furnish to the Commission after the date of this prospectus that state they are incorporated by reference into this prospectus until we file a post-effective amendment indicating that the offering of the securities made by this prospectus has been terminated.  In all cases, you should rely on the later information over different information included in this prospectus or the prospectus supplement.

You should rely only on the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement.  We have not authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information appearing in this prospectus and any accompanying prospectus supplement as well as the information we previously filed with the Commission and incorporated by reference, is accurate as of the dates on the front cover of those documents only.  Our business, financial condition and results of operations and prospects may have changed since those dates.

You may request a free copy of the above mentioned filing or any subsequent filing we incorporated by reference to this prospectus by writing or telephoning us at the following address:

Ship Finance International Limited
Par la Ville Place, 4th Floor
14 Par la Ville Road
Hamilton HM 08, Bermuda
Tel: +1 800-715-6374
Email: ir@shipfinance.no
Attn: Investor Relations

Information Provided by the Company

We will furnish holders of our common shares with annual reports containing audited financial statements and a report by our independent registered public accounting firm. The audited financial statements will be prepared in accordance with U.S. generally accepted accounting principles. As a "foreign private issuer," we are exempt from the rules under the Securities Exchange Act prescribing the furnishing and content of proxy statements to shareholders. While we furnish proxy statements to shareholders in accordance with the rules of the New York Stock Exchange, those proxy statements do not conform to Schedule 14A of the proxy rules promulgated under the Securities Exchange Act. In addition, as a "foreign private issuer," our officers and directors are exempt from the rules under the Securities Exchange Act relating to short swing profit reporting and liability.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 8. Indemnification of Directors and Officers.

Section 98 of the Companies Act of 1981 of the Islands of Bermuda, as amended, or the Companies Act, permits the Bye-Laws of a Bermuda company to contain a provision eliminating personal liability of a director or officer to the company for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence default, breach of duty or breach of trust of which the officer or person may be guilty.

Section 98 of the Companies Act grants companies the power generally to indemnify directors and officers of the company if any such person was or is a party or threatened to be made a party to a threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director and officer of the company or was serving in a similar capacity for another entity at the company's request.

Section 98 of the Companies Act permits a company to purchase and maintain insurance or make other financial arrangements on behalf of any officer for any liability asserted against him or her and liability and expenses incurred in his or her capacity as a director, officer, employee or agent arising out of his or her status as such, whether or not the company has the power to indemnify him or her against such liability and expenses.  While the Company has not previously maintained such insurance, it is currently in the process of applying for and attempting to procure such a policy for current and prior directors.

Bye-laws number 136 through 144 of Ship Finance International Limited, or the Company, provide as follows:

136.
No Director, Alternate Director, Officer, member of a committee authorized under Bye-law 98, Resident Representative of the Company or their respective heirs, executors or administrators shall be liable for the acts, receipts, neglects, or defaults of any other such person or any person involved in the formation of the Company, or for any loss or expense incurred by the Company through the insufficiency or deficiency of title to any property acquired by the Company, or for the insufficiency or deficiency of any security in or upon which any of the monies of the Company shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, or tortious act of any person with whom any monies, securities or effects shall be deposited, or for any loss occasioned by any error of judgment, omission, default, or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in relation to the execution of his duties, or supposed duties, to the Company or otherwise in relation thereto.

137.
Every Director, Alternate Director, Officer, member of a committee constituted under Bye-law 98, Resident Representative of the Company or their respective heirs, executors or administrators shall be indemnified and held harmless out of the funds of the Company to the fullest extent permitted by Bermuda law against all liabilities loss damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him as such Director, Alternate Director, Officer, committee member or Resident Representative and the indemnity contained in this Bye-law shall extend to any person acting as such Director, Alternate Director, Officer, committee member or Resident Representative in the reasonable belief that he has been so appointed or elected notwithstanding any defect in such appointment or election.

138.
Every Director, Alternate Director, officer, member of a committee constituted under Bye-law 98, Resident Representative of the Company and their respective heirs, executors or administrators shall be indemnified out of the funds of the Company against all liabilities incurred by him as such Director, Alternate Director, Officer, member of a committee constituted under Bye-law 98, Resident Representative in defending any proceedings, whether civil or criminal, in which judgment is given in his favour, or in which he is acquitted, or in connection with any application under the Companies Acts in which relief from liability is granted to him by the court.

139.
To the extent that any Director, Alternate Director, Officer, member of a committee constituted under Bye-law 98, Resident Representative of the Company or any of their respective heirs, executors or administrators is entitled to claim an indemnity pursuant to these Bye-laws in respect of amounts paid or discharged by him, the relative indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

140.
The Board of Directors may arrange for the Company to be insured in respect of all or any part of its liability under the provision of these Bye-laws and may also purchase and maintain insurance for the benefit of any Directors, Alternate Directors, Officers, person or member of a committee authorised under Bye-law 98, employees or Resident Representatives of the Company in respect of any liability that may be incurred by them or any of them howsoever arising in connection with their respective duties or supposed duties to the Company. This Bye-law shall not be construed as limiting the powers of the Board to effect such other insurance on behalf of the Company as it may deem appropriate.

141.
Notwithstanding anything contained in the Principal Act, the Company may advance moneys to an Officer or Director for the costs, charges and expenses incurred by the Officer or Director in defending any civil or criminal proceedings against them on the condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty is proved against them.

142.
Each Member agrees to waive any claim or right of action he might have, whether individually or by or in the right of the Company, against any Director, Alternate Director, Officer of the Company, person or member of a committee authorised under Bye-law 107, Resident Representative of the Company or any of their respective heirs, executors or administrators on account of any action taken by any such person, or the failure of any such person to take any action in the performance of his duties, or supposed duties, to the Company or otherwise in relation thereto.

143.	The restrictions on liability, indemnities and waivers provided for in Bye-laws 136 to 142 inclusive shall not extend to any matter which would render the same void pursuant to the Companies Acts.

144.
The restrictions on liability, indemnities and waivers contained in Bye-laws 136 to 142 inclusive shall be in addition to any rights which any person concerned may otherwise be entitled by contract or as a matter of applicable Bermuda law.

Item 9. Exhibits

A list of exhibits included as part of this registration statement is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 10. Undertakings.

The undersigned registrant hereby undertakes:

(a)	Under Rule 415 of the Securities Act,

(1)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement unless the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of a prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933 or Rule 3-19 under the Securities Act of 1933 if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

(5)	That, for the purpose of determining any liability under the Securities Act of 1933, as amended,

(i)
Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this Registration Statement as of the date the filed prospectus was deemed part of and included in this Registration Statement; and

(ii)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(6)
That, for the purpose of determining any liability under the Securities Act of 1933, as amended, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) – (d) Not applicable

(e)
The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(f) – (i) Not applicable

(j)
The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

(k) – (l) Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Ship Finance International Limited
(Registrant)

Date	March 23, 2009	By	/s/ Ole B. Hjertaker
Chief Financial Officer
Ship Finance Management AS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken Lars Solbakken	Chief Executive Officer Ship Finance Management AS	March 23, 2009

/s/ Ole B. Hjertaker Ole B. Hjertaker	Chief Financial Officer Ship Finance Management AS	March 23, 2009

/s/ Hans Petter Aas Hans Petter Aas.	Director and Chairman	March 23, 2009

/s/ Kate Blankenship Kate Blankenship	Director	March 23, 2009

/s/ Paul Leand Jr. Paul Leand Jr.	Director	March 23, 2009

/s/ Craig H. Stevenson, Jr. Craig H. Stevenson, Jr.	Director	March 23, 2009

/s/ Cecilie A. Fredriksen Cecilie A. Fredriksen	Director	March 23, 2009

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS, LLC

By:	/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

Exhibit
Number	Description

1.1	ATM Equity OfferingSM Sales Agreement, dated December 5, 2008, incorporated by reference to Exhibit 1.1 of the Company's Current Report on Form 6-K, filed on March 6, 2009

1.2	Underwriting Agreement (for debt securities)*

3.1
Memorandum of Association of Ship Finance International Limited, or the Company, incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on Form F-4, File No. 333-115705, filed on May 21, 2004

3.2	Amended and Restated Bye-laws of the Company, as adopted on September 28, 2007, incorporated by reference to Exhibit 1 of the Company's 6-K filed on October 22, 2007

4.1	Form of Common Stock Certificate of the Company, incorporated by reference to Exhibit 4.1 of the Company's Registration Statement on Form F-4, File No. 333-115705, filed on May 21, 2004

4.2	Form of Preferred Share Certificate*

4.3
Indenture relating to 8.5% Senior Notes due 2013, dated December 18, 2003, incorporated by reference to Exhibit 4.4 of the Company's Registration Statement on Form F-4, File No. 333-115705, filed on May 21, 2004

4.4	Form of Debt Securities Senior and Subordinated Indenture, incorporated by reference to Exhibit 4.4 of the Company's Registration Statement on Form F-3, File No. 333-155975

5.1
Opinion of Mello, Jones & Martin, Bermuda counsel to the Company as to the validity of the common shares, preferred shares, debt securities, warrants, purchase contracts and units, incorporated by reference to Exhibit 5.1 of the Company's Registration Statement on Form F-3, File No. 333-155975, filed on December 5, 2008

23.1	Consent of Mello, Jones & Martin (included in Exhibit 5.1)

23.2	Consent of Independent Registered Public Accounting Firm

24	Power of Attorney (contained in signature page)

25.1	T-1 Statement of Eligibility (senior indenture)*

25.2	T-1 Statement of Eligibility (subordinated indenture)*

*	To be filed either as an amendment or as an exhibit to a report filed pursuant to the Securities Exchange Act of 1934 of the Registrant and incorporated by reference into this Registration Statement

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

RIG FINANCE LTD.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Georgina Sousa	Director, Vice President & Secretary	March 23, 2009
Georgina Sousa

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

RIG FINANCE II LIMITED

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Georgina Sousa	Director, Vice President & Secretary	March 23, 2009
Georgina Sousa

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

BENMORE SHIPPING COMPANY LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Marios Saveriades		March 23, 2009
Marios Saveriades	Director

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

NEWBOND SHIPPING COMPANY LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Marios Saveriades		March 23, 2009
Marios Saveriades	Director

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

HUDSON BAY MARINE COMPANY LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Constantinos Saveriades	Director	March 23, 2009
Constantinos Saveriades

/s/ Marios Saveriades	Director	March 23, 2009
Marios Saveriades

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

JAYMONT SHIPPING COMPANY LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Marios Saveriades	Director	March 23, 2009
Marios Saveriades

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT OPALIA INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

ARIAKE TRANSPORT CORPORATION

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

BONFIELD SHIPPING LTD.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

EDINBURGH NAVIGATION S.A.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT ARDENNE INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT BRABANT INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT FALCON CORP.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT GLORY SHIPPING INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT PRIDE SHIPPING INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT SAGA INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT SCILLA INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT SERENADE INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT SHADOW INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT SPLENDOUR SHIPPING INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT STRATUS INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

GOLDEN ESTUARY CORPORATION

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

GOLDEN FJORD CORPORATION

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

GOLDEN NARROW CORPORATION

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

GOLDEN SEAWAY CORPORATION

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

GOLDEN SOUND CORPORATION

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

GOLDEN TIDE CORPORATION

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

HITACHI HULL 4983 LTD.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

KATONG INVESTMENTS LIMITED

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

MILLCROFT MARITIME S.A.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SEA ACE CORPORATION

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

ULTIMATE SHIPPING LIMITED

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

ASPINALL PTE LTD.

/s/ Tor Olav Trøim
Name: Tor Olav Trøim
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

/s/ Bjørn Oscar Tønsberg	Director	March 23, 2009
Bjørn Oscar Tønsberg

/s/ Lars Solbakken	Director	March 23, 2009
Lars Solbakken

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

BLIZANA PTE LTD.

/s/ Tor Olav Trøim
Name: Tor Olav Trøim
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

/s/ Lars Solbakken	Director	March 23, 2009
Lars Solbakken

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

BOLZANO PTE LTD.

/s/ Constantinos Pallaris
Name: Constantinos Pallaris
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Constantinos Pallaris	Director	March 23, 2009
Constantinos Pallaris

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

/s/ Lars Solbakken	Director	March 23, 2009
Lars Solbakken

/s/ Tor Olav Trøim	Alternative Director	March 23, 2009
Tor Olav Trøim

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

CIREBON SHIPPING PTE LTD.

/s/ Constantinos Pallaris
Name: Constantinos Pallaris
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Constantinos Pallaris	Director	March 23, 2009
Constantinos Pallaris

/s/ Lee Choong Leong	Director	March 23, 2009
Lee Choong Leong

/s/ Lars Solbakken	Director	March 23, 2009
Lars Solbakken

/s/ Tor Olav Trøim	Alternative Director	March 23, 2009
Tor Olav Trøim

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FOX MARITIME PTE LTD.

/s/ Constantinos Pallaris
Name: Constantinos Pallaris
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Constantinos Pallaris	Director	March 23, 2009
Constantinos Pallaris

/s/ Lee Choong Leong	Director	March 23, 2009
Lee Choong Leong

/s/ Lars Solbakken	Director	March 23, 2009
Lars Solbakken

/s/ Tor Olav Trøim	Alternative Director	March 23, 2009
Tor Olav Trøim

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT DUA PRIVATE LIMITED

/s/ Tor Olav Trøim
Name: Tor Olav Trøim
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT EMPAT PRIVATE LIMITED

/s/ Tor Olav Trøim
Name: Tor Olav Trøim
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tor Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT ENAM PRIVATE LIMITED

/s/ Tom Olav Trøim
Name: Tor Olav Trøim
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tom Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT LAPAN PRIVATE LIMITED

/s/ Tom Olav Trøim
Name: Tor Olav Trøim
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tom Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT LIMA PRIVATE LIMITED

/s/ Tom Olav Trøim
Name: Tor Olav Trøim
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tom Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Hamilton, Country of Bermuda, on March 23, 2009.

FRONT TIGA PRIVATE LIMITED

/s/ Tom Olav Trøim
Name: Tor Olav Trøim
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tom Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT SEMBILAN PRIVATE LIMITED

/s/ Tom Olav Trøim
Name: Tor Olav Trøim
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tom Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

RETTIE PTE LTD.

/s/ Tom Olav Trøim
Name: Tor Olav Trøim
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tom Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

/s/ Lars Solbakken	Director	March 23, 2009
Lars Solbakken

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

TRANSCORP PTE LTD.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director	March 23, 2009
Lars Solbakken

/s/ Tom Olav Trøim	Director	March 23, 2009
Tor Olav Trøim

/s/ Kumar Satnam Singh	Director	March 23, 2009
Kumar Satnam Singh

/s/ David John Beaves	Director	March 23, 2009
David John Beaves

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SHIP FINANCE MANAGEMENT AS

/s/ Craig Stevenson
Name: Craig Stevenson
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Craig Stevenson	Director & President	March 23, 2009
Craig Stevenson

/s/ Tom Olav Trøim	Director & Vice President	March 23, 2009
Tom Olav Trøim

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

/s/ Hans Petter Aas	Director	March 23, 2009
Hans Petter Aas

/s/ Paul Leand	Director	March 23, 2009
Paul Leand

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Name: Paul M. Leand
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul M. Leand	Director	March 23, 2009
Paul M. Leand

/s/ Kenneth Becker	Director	March 23, 2009
Kenneth Becker

/s/ James Dolphin	Director	March 23, 2009
James Dolphin

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

MADEIRA INTERNATIONAL CORP.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL GEO I LIMITED

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director & Vice President	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL GEO II LIMITED

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director & Vice President	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL GEO III LIMITED

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director & Vice President	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

HL HUNTER LLC

/s/ Paul M. Leand
Name: Paul M. Leand
Title: Management Committee Member, President & Chairman

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Management Committee Member,
/s/ Paul M. Leand	President & Chairman	March 23, 2009
Paul M. Leand

/s/ James Dolphin	Management Committee Member	March 23, 2009
James Dolphin

/s/ Kenneth Becker	Management Committee Member	March 23, 2009
Kenneth Becker

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

HL HAWK LLC

/s/ Paul M. Leand
Name: Paul M. Leand
Title: Management Committee Member, President & Chairman

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Management Committee Member,
/s/ Paul M. Leand	President & Chairman	March 23, 2009
Paul M. Leand

/s/ James Dolphin	Management Committee Member	March 23, 2009
James Dolphin

/s/ Kenneth Becker	Management Committee Member	March 23, 2009
Kenneth Becker

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

HL EAGLE LLC

/s/ Paul M. Leand
Name: Paul M. Leand
Title: Management Committee Member, President & Chairman

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Management Committee Member,
/s/ Paul M. Leand	President & Chairman	March 23, 2009
Paul M. Leand

/s/ James Dolphin	Management Committee Member	March 23, 2009
James Dolphin

/s/ Kenneth Becker	Management Committee Member	March 23, 2009
Kenneth Becker

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

HL FALCON LLC

/s/ Paul M. Leand
Name: Paul M. Leand
Title: Management Committee Member, President & Chairman

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Management Committee Member,
/s/ Paul M. Leand	President & Chairman	March 23, 2009
Paul M. Leand

/s/ James Dolphin	Management Committee Member	March 23, 2009
James Dolphin

/s/ Kenneth Becker	Management Committee Member	March 23, 2009
Kenneth Becker

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

HL TIGER LLC

/s/ Paul M. Leand
Name: Paul M. Leand
Title: Management Committee Member, President & Chairman

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Management Committee Member,
/s/ Paul M. Leand	President & Chairman	March 23, 2009
Paul M. Leand

/s/ James Dolphin	Management Committee Member	March 23, 2009
James Dolphin

/s/ Kenneth Becker	Management Committee Member	March 23, 2009
Kenneth Becker

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL EUROPA INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL CHEMICAL TANKER LTD.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL CHEMICAL TANKER II LTD.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL SEA CHEETAH LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Marios Saveriades	Director	March 23, 2009
Marios Saveriades

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL SEA HALIBUT LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Marios Saveriades	Director	March 23, 2009
Marios Saveriades

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL SEA PIKE LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Marios Saveriades	Director	March 23, 2009
Marios Saveriades

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL SEA JAGUAR LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Marios Saveriades	Director	March 23, 2009
Marios Saveriades

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL SEA BEAR LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Marios Saveriades	Director	March 23, 2009
Marios Saveriades

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL SEA LEOPARD LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Marios Saveriades	Director	March 23, 2009
Marios Saveriades

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL WEST POLARIS LIMITED

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Carolyn Lymn	Director & Vice President	March 23, 2009
Carolyn Lymn

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL DEEPWATER LTD.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Carolyn Lymn	Director & Vice President	March 23, 2009
Carolyn Lymn

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL AVON INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL CLYDE INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL DEE INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL HUMBER INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL TAMAR INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL GOLDEN ISLAND LTD.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Carolyn Lymn	Director & Vice President	March 23, 2009
Carolyn Lymn

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL GOLDEN STRAITS LTD.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Carolyn Lymn	Director & Treasurer	March 23, 2009
Carolyn Lymn

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT HEIMDALL INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT BALDUR INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director, Vice President & Treasurer	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL ACE 1 COMPANY LIMITED

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Chairman of the Board of Directors

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Chairman of the Board of Directors	March 23, 2009
Lars Solbakken

/s/ Carolyn Lymn	Director	March 23, 2009
Carolyn Lymn

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL ACE 2 COMPANY LIMITED

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Chairman of the Board of Directors

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Chairman of the Board of Directors	March 23, 2009
Lars Solbakken

/s/ Carolyn Lymn	Director	March 23, 2009
Carolyn Lymn

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

FRONT TRANSPORTER INC.

/s/ Lars Solbakken
Name: Lars Solbakken
Title: Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lars Solbakken	Director & President	March 23, 2009
Lars Solbakken

/s/ Graham Baker	Director & Vice President	March 23, 2009
Graham Baker

/s/ Kate Blankenship	Director	March 23, 2009
Kate Blankenship

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2009.

SFL SEA TROUT LIMITED

/s/ Lena Nicolaou
Name: Lena Nicolaou
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lena Nicolaou	Director	March 23, 2009
Lena Nicolaou

/s/ Marios Saveriades	Director	March 23, 2009
Marios Saveriades

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 23, 2009.

SFL HOLDINGS LLC

/s/ Paul M. Leand
Paul M. Leand
Authorized Representative

SK 23153 0001 977901 v2